CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED INFORMATION   5/17/05

$763,275,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

$763,275,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2005-4

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
1-A-1	-	385,000,000	I	Senior/Adj	LIBOR + [ ]%	[1.9]	AAA /Aaa /AAA /AAA
1-A-2	96,250,000	-	I	Senior /Adj	LIBOR + [ ]%	[1.9]	AAA /Aaa /AAA /AAA
2-A-1	265,750,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[1.0]	AAA /Aaa /AAA /AAA
2-A-2	162,000,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[3.0]	AAA /Aaa /AAA /AAA
2-A-3	16,750,000	-	II	Senior/Adj/Sequential	LIBOR + [ ]%	[5.9]	AAA /Aaa /AAA /AAA
M-1	41,975,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.7]	AA+ /Aa1 /AA+ /AA (high)
M-2	38,525,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.5]	AA+ /Aa2 /AA /AA
M-3	24,725,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.4]	AA /Aa3 /AA /AA
M-4	21,850,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.3]	AA-/A1/AA-/AA (low)
M-5	19,550,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A+ /A2 /A+ /A (high)
M-6	18,400,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A /A3 /A /A
M-7	16,675,000	-	I & II	Mezzanine/Adj	LIBOR + [ ]%	[4.2]	A /Baa1/A- /A (low)
B-1	15,525,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.2]	BBB+/Baa2 /BBB+/BBB (high)
B-2	12,650,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	BBB /Baa3 /BBB /BBB
B-3	12,650,000	-	I & II	Subordinate/Adj	LIBOR + [ ]%	[4.1]	BBB /Ba1 /BBB-/BBB
Total	763,275,000	385,000,000

Non-Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (Fitch/Moody’s/S&P/DBRS)
R (3)	50	-	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA/AAA
P (4)	50	-	I & II	Prepayment Penalties	N/A	N/A	AAA/---/AAA/AAA
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) in the first month of the life of the mortgage loans, which then increases by approximately 1.67% CPR in each of the following 11 months.  In month 12, and thereafter, 100% PPC for the fixed rate collateral assumes 23.00% CPR.  100% PPC for the adjustable rate loans assumes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.   The bonds are priced to call at 100% of the PPC and assuming one-month LIBOR and six-month LIBOR are 3.15% and 3.50%, respectively.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

The Class P Certificates are entitled to all prepayment penalties that the servicers receive from collections on the mortgage loans.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicers:	Select Portfolio Servicing (approximately 60.0%) and Wells Fargo Bank, N.A. (approximately 40.0%).
Trustee:	TBA
Swap Provider:	Credit Suisse First Boston International [‘Aa3’/’P-1’ Moody’s; ‘A+’/’A-1’ S&P; ‘AA-‘/’F-1+’ Fitch]
Loss Mitigation Advisor:	The MurrayHill Company
Cut-off Date:	On or about June 1, 2005 for the initial Mortgage Loans.
Investor Settlement:	On or about [July 5, 2005], Closing Date [July 1, 2005]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in July 2005.
Accrual Period:

For any class of Offered Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the closing date) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes 8.00% CPR in the first month of the life of the mortgage loans, which then increases by approximately 2.00% CPR in each of the following 11 months.  In month 12 through 22, 100% PPC for the adjustable rate loans assumes 30.00% CPR.  In month 23 through 27, 100% PPC for the adjustable rate loans assumes 55.00% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate loans is assumed to remain constant at 35.00% CPR.

Certificate Ratings:

The Class A Certificates, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by Fitch, Moody’s, S&P and DBRS.

Class 1-A-1:     AAA /Aaa /AAA /AAA

Class 1-A-2:     AAA /Aaa /AAA /AAA

Class 2-A-1:

    AAA /Aaa /AAA /AAA

Class 2-A-2:

    AAA /Aaa /AAA /AAA

Class 2-A-3:

    AAA /Aaa /AAA /AAA

Class M-1:

    AA+ /Aa1 /AA+ /AA (high)

Class M-2:

    AA+ /Aa2 /AA  /AA

Class M-3:

    AA  /Aa3 /AA  /AA

Class M-4:

    AA- /A1  /AA- /AA (low)

Class M-5:

    A+  /A2  /A+  /A (high)

Class M-6:

    A   /A3  /A   /A

Class M-7:

    A   /Baa1 /A-  /A (low)

Class B-1:

    BBB+/Baa2 /BBB+/BBB (high)

Class B-2:

    BBB /Baa3 /BBB /BBB

Class B-3:         BBB /Ba1 /BBB- /BBB

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 10.0% - 15.0%
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 Certificates
ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.  During the period that the Swap Agreement is outstanding, plan investors will be required to represent that they have available certain exemptions based upon the identity of the plan or the fiduciary making the investment decisions on behalf of the plan.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance (as applicable), and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Senior Net Funds Cap:

For any Distribution Date and the Class 1-A-1 and Class 1-A-2 Certificates, will be a per annum rate equal to (1) (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance Amount for loan group 1 on such date and (y) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, less (b) a fraction, expressed as a percentage, the numerator of which is the product of (i) the Net Swap Payment made to the Swap Provider, if any, and (ii) 12, and the denominator of which is equal to the aggregate collateral balance (the “Net Swap Payment Rate”), multiplied by (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, will be a per annum rate equal to (1) (a) a fraction, expressed as a percentage, the numerator of which is the product of (x) the Optimal Interest Remittance Amount for loan group 2 on such date and (y) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, less (b) Net Swap Payment Rate, multiplied by (2) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Group 1 Senior Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the first day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the sum of the Class Principal Balances of the Class 1-A-1 and Class 1-A-2 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the first day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the sum of the Class Principal Balances of the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The “Basis Risk Carry Forward Amount” will be distributed from certain amounts received by the Swap Administrator from the Swap Agreement, if any, on a senior basis and from the Monthly Excess Cashflow, if any, on a subordinated basis on the same Distribution Date or in any subsequent period.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class) over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the swap account (“Swap Account”) to cover Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) regarding the September 2005 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Swap Agreement:

On the Closing Date, the Trustee will enter into a Swap Agreement (Notional Schedule displayed on page 12).  Under the Swap Agreement, (i) the Trust will be obligated to pay to the Swap Provider an amount equal to approximately [4.06]% per annum (30/360 accrual) on the product of the notional amount and the factor for the related period (as set forth in the Swap Agreement) and (ii) the Trust will be entitled to receive from the Swap Provider an amount equal to one-month LIBOR (actual/360 accrual) on the product of the notional amount and the factor for the related period (as set forth in the Swap Agreement), until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”).

Generally, the Net Swap Payment will be deposited into a Swap Account by the Swap Administrator pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement.  In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full,

prior to distributions to Certificateholders.

Credit Enhancement:	1. Excess cashflow.
2. Net Swap Payments received from the Swap Provider (if any)
3. Overcollateralization.
4. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	19.50%	21.30%	42.60%
M-1	15.85%	17.65%	35.30%
M-2	12.50%	14.30%	28.60%
M-3	10.35%	12.15%	24.30%
M-4	8.45%	10.25%	20.50%
M-5	6.75%	8.55%	17.10%
M-6	5.15%	6.95%	13.90%
M-7	3.70%	5.50%	11.00%
B-1	2.35%	4.15%	8.30%
B-2	1.25%	3.05%	6.10%
B-3	0.15%	1.95%	3.90%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.95]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [3.90]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in July 2008 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 42.60%.
Trigger Event:

A Trigger Event will occur for any Distribution Date on or after the Distribution Date in July 2008 if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [41.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

	Range of Distribution Dates	Cumulative Loss Percentage
	July 2008 – June 2009	[3.05%]*
	July 2009 – June 2010	[4.80%]*
	July 2010 – June 2011	[6.20%]*
	July 2011 and thereafter	[7.00%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Delinquent Loan Substitution:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on July 31, 2005, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Overcollateralization Commencement Date:

Either (i) the September 2005 Distribution Date or (ii) the August 2005 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on July 31, 2005.

Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

Distributions to I. Certificateholders:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, any loss mitigation advisor fee remaining unpaid from (2) above, if any;

5.

To the Swap Account, any Net Swap Payment or Swap Termination Payment (if the Swap Agreement default is attributable to the trust) owed to the Swap Provider

6.

Concurrently, to the Class A Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class 1-A-1 and Class 1-A-2 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to such classes from the Interest Remittance Amount of the loan group 2 loans and (b) interest amounts distributed to Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates are allocated from the Interest Remittance Amount of the loan group 2 loans prior to amounts being paid to such classes from the Interest Remittance Amount of loan group 1 loans;

7.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.   To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.  To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class M-7 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

17.   For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.    First from the Principal Remittance Amount derived from loan group 1, and then from the Principal Remittance Amount derived from loan group 2, to the Swap Account, any unpaid Swap Termination Payment owed to the Swap Provider (if the Swap Agreement default is attributable to the trust);

2.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, until the respective Class Principal Balance of such classes has been reduced to zero; and

3.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (w)

the Class R Certificates, second (x) on the distribution date in April 2010, to the Class P Certificates, until the Class Principal Balance of such class has been reduced to zero, and third (y) to the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, and then fourth (z) to the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), until the respective Class Principal Balance of such classes has been reduced to zero; and

4.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

5. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.    First from the Principal Remittance Amount derived from loan group 1, and then from the Principal Remittance Amount derived from loan group 2, to the Swap Account, any unpaid Swap Termination Payment owed to the Swap Provider (if the Swap Agreement default is attributable to the trust);

2.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class 1-A-1 and the Class 1-A-2 Certificates (allocated as described below*), and then to (y) the Class 2-A-1, Class 2-A-2, and Class 2-A-3 Certificates, in that order, the Group 1 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Swap Agreement to cover Realized Losses on the group 1 mortgage loans, until the respective Class Principal Balances are reduced to zero; and

3.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, and then to (y) the Class 1-A-1 and Class 1-A-2 Certificates  (allocated as described below*), the Group 2 Allocation Amount and the component of the Principal Remittance Amount representing payments under the Swap Agreement to cover Realized Losses on the group 2 mortgage loans, until the respective Class Principal Balances are reduced to zero;

4.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*) and then to (y) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balances have been reduced to zero; and

(ii) sequentially, first to (x) the Class 2-A-1, the Class 2-A-2, and the Class 2-A-3 Certificates, in that order, and then to (y) the Class 1-A-1 and Class 1-A-2 Certificates (allocated as described below*), until the respective Class Principal Balances have been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class M-7 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

    (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class; **

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; ** 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class; **
6. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; ** 7. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class; **
8. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class; **

9.    To the Class M-7 Certificates, any unpaid realized loss amounts for such Class; **

10.  To the Class B-1 Certificates, any unpaid realized loss amounts for such Class; **

11.  To the Class B-2 Certificates, any unpaid realized loss amounts for such Class; **

12.  To the Class B-3 Certificates, any unpaid realized loss amounts for such Class; **

13. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;**

14.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

15.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

16.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

17.

To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

18.

To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

19.   To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

20.

To the Class M-7 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

21.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

22.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;**

23.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class; **

24.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

25.   To the Swap Account, any Swap Termination Payment (if the Swap Agreement default is attributable to the Swap Provider) owed to the Swap Provider

26.   To the Class X Certificates, the amount distributable thereon pursuant to the pooling and                  servicing agreement; and

27.

To the Class R Certificates, any remaining amount.

*

If prior to the July 2008 Distribution Date and cumulative collateral losses are less than [3.05%] of the Maximum Pool Balance, then amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed pro-rata, ELSE if on or after the July 2008 Distribution Date and no Trigger Event is in effect, then amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed pro-rata, ELSE amounts allocable to the Class 1-A-1 and Class 1-A-2 Certificates shall be distributed sequentially.

**

Distributions pursuant to line items 3 through 23 in the excess cashflow waterfall (above) on any distribution date will be made after giving effect to withdrawals from the Swap Account to pay unpaid realized loss amounts and Basis Risk Carry Forward Amounts  to the Certificates on such date.  Refer to page 12 for priorities of the payments from the Swap Account.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Swap Agreement

Shown below is the Swap Agreement notional amount schedule, which generally has been derived by adding (i) for the fixed rate loans, a notional amount corresponding to 1/100th of the collateral balance at 1.25x the pricing speed and (ii) for the adjustable rate loans (a) during the respective fixed rate period, a notional amount corresponding to 1/100th of the collateral balance at 1.25x the pricing speed and (b) during the respective adjustable rate period, zero.

Under the Swap Agreement, the Trust shall be obligated to pay to the Swap Provider an amount equal to approximately [4.06%] (per annum) (30/360 accrual) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000 and the trust will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreement) on the product of (i) the Swap Agreement notional amount for the related period and (ii) 100.0000, accrued (on an actual/360 basis) during each Swap Agreement accrual period until the Swap Agreement is retired. Only the Net Swap Payment of the two obligations above will be paid by the appropriate party.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Swap Payments:

Funds payable under the Swap Agreement (i.e., Net Swap Payment from either the trust or the Swap Provider) will be deposited into a reserve account (the “Swap Account”).

Funds in the Swap Account which are payable to the Swap Provider will be distributed from any available funds prior to distributions on the Certificates (as described herein under “Distributions to Certificateholders” (page 8)) on each Distribution Date in the following order of priority:

1.

To the Swap Provider, any Net Swap Payment owed for such Distribution Date; and

2.

To the Swap Provider, any Swap Termination Payment not due to a Swap Provider Trigger Event.

Funds in the Swap Account that are payable to the trust will be distributed on each Distribution Date in the following order of priority:

1.

To pay the Class A Certificates Accrued Certificate Interest and any Interest Carry Forward Amounts, to the extent unpaid from the Interest Remittance Amount;

2.

To pay the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates, in that order, Accrued Certificate Interest and any Interest Carry Forward Amounts, to the extent unpaid from the Interest Remittance Amount;

3.

To pay the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any unpaid realized loss amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under Section IV (page 10) on such Distribution Date;

4.     To the Principal Remittance Amount, up to the amount of realized losses on the mortgage loans incurred during the related Collection Period; and

5.     To pay, first to the Class A on a pro rata basis, and second, sequentially to the Class M-1,        Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Distribution Date, prior to giving effect to amounts available to be paid in respect of such amounts as described hereunder under Section IV (page 10) on such Distribution Date;

6.     To the Class X Certificates.

If the Swap Provider's ratings fall below:

·   a short-term credit rating of “A-1” by Standard & Poor's; or

·   a short-term credit rating of “P-1” and long-term credit rating of “A-1” by Moody's;

Swap Provider Downgrade Provisions:

The Swap Provider is required, at it’s cost, to perform, in a manner satisfactory to the Rating Agencies, in order to confirm that the ratings on the Certificates will be the same as the ratings in effect prior to such downgrade of the Swap Provider, one or more actions, including, but not limited to:

·   furnishing a guarantee from a guarantor rated greater than or equal to “A+” by Standard & Poor's and “Aa3” by Moody's;

·   post collateral according to the terms of the Swap Agreement; or

·   replacing the Swap Provider with a party that has a rating greater than or equal to ‘A+” by Standard & Poor's and “A-1” and “P-1” by Moody's.

Replacement of a Swap Agreement following Termination:

If the credit ratings of the Swap Provider are downgraded to a rating level below BBB- by Standard & Poor’s, A-3 or P-2 by Moody’s or A or F-1 by Fitch, then the Swap Provider must, in a manner satisfactory to the Rating Agencies in order to confirm that the ratings on the Certificates will be the same as the ratings in effect prior to such downgrade, seek to replace itself with a substitute Provider, but only on the conditions specified in the Pooling and Servicing Agreement.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

BOND SUMMARY

To Call

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

To Call (Continued)

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

To Maturity

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

To Maturity (Continued)

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Effective Collateral Net WAC – Class 1-A-2

Spot LIBOR	Stressed LIBOR

Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (1)
1	8.25%	26	8.26%	51	8.29%
2	5.61%	27	8.26%	52	8.54%
3	5.61%	28	8.51%	53	8.28%
4	5.71%	29	8.28%	54	8.53%
5	5.63%	30	8.53%	55	8.27%
6	5.72%	31	8.27%	56	8.26%
7	5.64%	32	8.27%	57	9.08%
8	5.64%	33	8.79%	58	8.26%
9	5.93%	34	8.34%	59	8.51%
10	5.66%	35	8.61%	60	8.25%
11	5.75%	36	8.36%	61	8.68%
12	5.67%	37	8.62%	62	8.39%
13	5.77%	38	8.35%	63	8.39%
14	5.69%	39	8.35%	64	8.66%
15	5.69%	40	8.60%	65	8.38%
16	5.80%	41	8.34%	66	8.65%
17	5.71%	42	8.59%	67	8.37%
18	5.82%	43	8.33%	68	8.36%
19	5.73%	44	8.32%	69	9.25%
20	5.74%	45	9.15%	70	8.35%
21	6.21%	46	8.31%	71	8.62%
22	6.38%	47	8.57%		
23	8.06%	48	8.30%		
24	8.29%	49	8.55%		
25	8.53%	50	8.29%		

Period	Net WAC (2)	Period	Net WAC (2)	Period	Net WAC (2)
1	8.25%	26	11.31%	51	11.00%
2	11.57%	27	11.30%	52	11.36%
3	11.57%	28	11.66%	53	10.98%
4	11.95%	29	11.27%	54	11.33%
5	11.56%	30	11.64%	55	10.95%
6	11.94%	31	11.25%	56	10.94%
7	11.55%	32	11.24%	57	12.09%
8	11.55%	33	12.00%	58	10.91%
9	12.78%	34	11.21%	59	11.26%
10	11.54%	35	11.58%	60	10.88%
11	11.92%	36	11.19%	61	11.22%
12	11.53%	37	11.55%	62	10.84%
13	11.91%	38	11.17%	63	10.83%
14	11.52%	39	11.15%	64	11.18%
15	11.51%	40	11.51%	65	10.80%
16	11.89%	41	11.13%	66	11.15%
17	11.50%	42	11.49%	67	10.77%
18	11.88%	43	11.11%	68	10.76%
19	11.49%	44	11.09%	69	11.90%
20	11.48%	45	12.27%	70	10.74%
21	12.70%	46	11.07%	71	11.08%
22	11.44%	47	11.42%		
23	11.78%	48	11.04%		
24	11.37%	49	11.40%		
25	11.71%	50	11.02%		

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 3.50% and one-month LIBOR is 3.15%; run at the Pricing Scenario (to call).
Net WAC indicates the weighted-average net interest rate of the Group 1 Mortgage Loans, adjusted to include Group 1 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2) Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario.
Net WAC indicates the lesser of the weighted-average net interest rate of the Group 1 Mortgage Loans, adjusted to include net payments to Group 1 under the Swap Agreement, and the weighted-average maximum rate on the Group 1 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Effective Collateral Net WAC – Class 2-A-1, Class 2-A-2 and Class 2-A-3

Spot LIBOR	Stressed LIBOR

Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (1)
1	8.22%	26	8.24%	51	8.34%
2	5.59%	27	8.27%	52	8.60%
3	5.59%	28	8.53%	53	8.33%
4	5.68%	29	8.31%	54	8.59%
5	5.60%	30	8.56%	55	8.33%
6	5.69%	31	8.30%	56	8.32%
7	5.61%	32	8.30%	57	9.14%
8	5.62%	33	8.83%	58	8.32%
9	5.90%	34	8.38%	59	8.57%
10	5.63%	35	8.64%	60	8.31%
11	5.72%	36	8.39%	61	8.74%
12	5.64%	37	8.65%	62	8.45%
13	5.74%	38	8.38%	63	8.45%
14	5.66%	39	8.38%	64	8.72%
15	5.67%	40	8.65%	65	8.44%
16	5.77%	41	8.39%	66	8.72%
17	5.68%	42	8.64%	67	8.43%
18	5.79%	43	8.38%	68	8.43%
19	5.70%	44	8.37%	69	9.32%
20	5.71%	45	9.20%	70	8.42%
21	6.30%	46	8.37%	71	8.69%
22	6.49%	47	8.62%		
23	8.03%	48	8.36%		
24	8.27%	49	8.61%		
25	8.51%	50	8.35%		

Period	Net WAC (2)	Period	Net WAC (2)	Period	Net WAC (2)
1	8.22%	26	11.43%	51	11.15%
2	11.68%	27	11.42%	52	11.51%
3	11.67%	28	11.79%	53	11.12%
4	12.06%	29	11.40%	54	11.48%
5	11.67%	30	11.77%	55	11.10%
6	12.05%	31	11.38%	56	11.09%
7	11.66%	32	11.37%	57	12.26%
8	11.66%	33	12.14%	58	11.06%
9	12.90%	34	11.35%	59	11.41%
10	11.65%	35	11.71%	60	11.03%
11	12.03%	36	11.32%	61	11.38%
12	11.64%	37	11.69%	62	11.00%
13	12.02%	38	11.30%	63	10.98%
14	11.63%	39	11.29%	64	11.34%
15	11.62%	40	11.66%	65	10.96%
16	12.01%	41	11.27%	66	11.31%
17	11.61%	42	11.63%	67	10.93%
18	12.00%	43	11.24%	68	10.92%
19	11.60%	44	11.23%	69	12.08%
20	11.60%	45	12.42%	70	10.90%
21	12.82%	46	11.21%	71	11.25%
22	11.55%	47	11.57%		
23	11.90%	48	11.18%		
24	11.49%	49	11.54%		
25	11.84%	50	11.16%		

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 3.50% and one-month LIBOR is 3.15%; run at the Pricing Scenario (to call).
Net WAC indicates the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include Group 2 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2) Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario.
Net WAC indicates the lesser of the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include net payments to Group 2 under the Swap Agreement, and the weighted-average maximum rate on the Group 2 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Effective Collateral Net WAC – Mezzanine & Subordinate Classes

Spot LIBOR	Stressed LIBOR

Period	Net WAC (1)	Period	Net WAC (1)	Period	Net WAC (1)
1	8.24%	26	8.25%	51	8.31%
2	5.60%	27	8.26%	52	8.57%
3	5.60%	28	8.52%	53	8.30%
4	5.69%	29	8.29%	54	8.56%
5	5.61%	30	8.55%	55	8.29%
6	5.70%	31	8.29%	56	8.29%
7	5.62%	32	8.28%	57	9.11%
8	5.63%	33	8.81%	58	8.29%
9	5.91%	34	8.36%	59	8.54%
10	5.64%	35	8.62%	60	8.28%
11	5.74%	36	8.37%	61	8.71%
12	5.66%	37	8.63%	62	8.42%
13	5.76%	38	8.37%	63	8.42%
14	5.67%	39	8.36%	64	8.69%
15	5.68%	40	8.63%	65	8.41%
16	5.78%	41	8.36%	66	8.68%
17	5.70%	42	8.62%	67	8.40%
18	5.80%	43	8.35%	68	8.39%
19	5.71%	44	8.35%	69	9.29%
20	5.72%	45	9.17%	70	8.38%
21	6.26%	46	8.34%	71	8.66%
22	6.43%	47	8.59%		
23	8.04%	48	8.33%		
24	8.28%	49	8.58%		
25	8.52%	50	8.32%		

Period	Net WAC (2)	Period	Net WAC (2)	Period	Net WAC (2)
1	8.24%	26	11.37%	51	11.07%
2	11.62%	27	11.36%	52	11.43%
3	11.62%	28	11.72%	53	11.05%
4	12.00%	29	11.33%	54	11.40%
5	11.61%	30	11.70%	55	11.02%
6	12.00%	31	11.31%	56	11.01%
7	11.61%	32	11.30%	57	12.17%
8	11.60%	33	12.07%	58	10.98%
9	12.84%	34	11.28%	59	11.33%
10	11.59%	35	11.64%	60	10.95%
11	11.97%	36	11.25%	61	11.29%
12	11.58%	37	11.62%	62	10.92%
13	11.96%	38	11.23%	63	10.90%
14	11.57%	39	11.22%	64	11.26%
15	11.57%	40	11.58%	65	10.88%
16	11.95%	41	11.20%	66	11.23%
17	11.56%	42	11.56%	67	10.85%
18	11.94%	43	11.17%	68	10.84%
19	11.55%	44	11.16%	69	11.98%
20	11.54%	45	12.34%	70	10.81%
21	12.76%	46	11.13%	71	11.16%
22	11.49%	47	11.49%		
23	11.84%	48	11.11%		
24	11.43%	49	11.47%		
25	11.77%	50	11.08%		

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 3.50% and one-month LIBOR is 3.15%; run at the Pricing Scenario (to call). Net WAC indicates the weighted-average net interest rate of the Mortgage Loans, adjusted to include net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2) Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the Pricing Scenario. Net WAC indicates the lesser of the weighted-average net interest rate of the Mortgage Loans, adjusted to include net payments under the Swap Agreement, and the weighted-average maximum rate on the mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 24.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,378
Total Outstanding Loan Balance	$1,138,494,069*	Min	Max
Average Loan Current Balance	$154,309	$6,247	$753,756
Weighted Average Original LTV	81.4%**
Weighted Average Coupon	7.11%	4.79%	13.75%
Arm Weighted Average Coupon	6.97%
Fixed Weighted Average Coupon	7.96%
Weighted Average Margin	6.21%	2.88%	10.79%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	85.9%
% Fixed	14.1%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,150,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.79 - 5.00	9	2,345,858	0.2	4.98	66.9	643
5.01 - 5.50	164	33,346,996	2.9	5.34	78.8	668
5.51 - 6.00	681	141,301,822	12.4	5.83	79.2	658
6.01 - 6.50	1,012	189,988,052	16.7	6.32	80.0	651
6.51 - 7.00	1,593	308,084,666	27.1	6.80	80.6	636
7.01 - 7.50	999	166,256,433	14.6	7.28	81.4	619
7.51 - 8.00	801	119,835,546	10.5	7.79	83.1	606
8.01 - 8.50	381	49,643,941	4.4	8.29	84.4	594
8.51 - 9.00	496	50,663,501	4.5	8.77	85.3	592
9.01 - 9.50	235	20,634,483	1.8	9.28	84.9	589
9.51 - 10.00	284	19,063,138	1.7	9.80	88.4	606
10.01 - 10.50	176	11,102,614	1.0	10.30	86.7	636
10.51 - 11.00	216	14,338,215	1.3	10.72	87.3	630
11.01 - 11.50	125	7,039,052	0.6	11.19	86.3	638
11.51 - 12.00	144	3,438,820	0.3	11.74	95.7	598
12.01 - 12.50	27	513,163	0.0	12.22	97.3	621
12.51 - 13.00	13	453,375	0.0	12.68	83.8	580
13.01 - 13.50	4	134,136	0.0	13.49	99.8	629
13.51 - 13.75	18	310,260	0.0	13.70	96.9	581
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	367,411	0.0	7.14	80.0	0
451 - 475	3	363,888	0.0	9.73	82.9	465
476 - 500	2	200,687	0.0	8.25	76.8	499
501 - 525	100	15,150,896	1.3	8.56	71.9	517
526 - 550	347	54,496,665	4.8	8.12	75.6	540
551 - 575	531	83,184,536	7.3	7.70	77.6	564
576 - 600	1,209	160,059,783	14.1	7.41	82.2	589
601 - 625	1,662	225,493,621	19.8	7.13	82.4	613
626 - 650	1,420	228,819,376	20.1	6.88	82.1	638
651 - 675	969	160,397,613	14.1	6.85	82.3	663
676 - 700	532	99,481,794	8.7	6.76	82.3	686
701 - 725	300	55,041,482	4.8	6.67	82.4	712
726 - 750	166	29,919,958	2.6	6.63	82.6	737
751 - 775	96	19,220,463	1.7	6.57	80.8	761
776 - 800	33	5,139,465	0.5	6.79	81.3	783
801 - 815	6	1,156,432	0.1	7.21	82.2	807
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,247 - 50,000	925	25,907,685	2.3	10.14	95.2	625
50,001 - 100,000	1,604	122,874,340	10.8	7.77	81.4	620
100,001 - 150,000	1,865	230,528,754	20.2	7.21	81.6	626
150,001 - 200,000	1,156	200,059,373	17.6	6.92	81.0	628
200,001 - 250,000	675	150,721,665	13.2	6.90	80.5	631
250,001 - 300,000	420	114,760,028	10.1	6.89	80.4	633
300,001 - 350,000	262	84,886,574	7.5	6.88	81.7	635
350,001 - 400,000	199	74,819,754	6.6	6.78	82.2	644
400,001 - 450,000	111	47,199,172	4.1	6.73	81.3	650
450,001 - 500,000	79	37,845,156	3.3	6.76	79.9	641
500,001 - 550,000	35	18,448,166	1.6	6.75	82.1	647
550,001 - 600,000	17	9,716,391	0.9	6.62	80.2	631
600,001 - 750,000	28	19,221,256	1.7	6.96	79.5	642
750,001 - 753,756	2	1,505,756	0.1	6.77	69.8	613
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
13.960 - 50.000	106	11,783,227	1.0	7.04	38.9	599
50.001 - 55.000	58	11,133,547	1.0	7.13	52.8	606
55.001 - 60.000	89	14,237,129	1.3	7.06	58.0	597
60.001 - 65.000	154	27,075,685	2.4	7.39	63.5	596
65.001 - 70.000	243	46,495,087	4.1	7.11	68.7	604
70.001 - 75.000	340	58,087,718	5.1	7.14	73.8	608
75.001 - 80.000	3,204	549,336,891	48.3	6.78	79.7	643
80.001 - 85.000	668	117,102,919	10.3	7.24	84.4	608
85.001 - 90.000	1,102	201,382,542	17.7	7.18	89.5	631
90.001 - 95.000	254	35,469,097	3.1	7.55	94.5	639
95.001 - 100.000	1,160	66,390,228	5.8	9.07	99.7	639
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,750	232,414,419	20.4	7.58	81.7	635
0.50	3	697,164	0.1	8.19	80.0	659
1.00	180	40,838,121	3.6	7.06	81.2	643
1.50	1	119,917	0.0	7.85	80.0	564
2.00	3,706	599,264,940	52.6	6.93	81.4	629
2.50	5	1,086,279	0.1	7.28	87.5	645
3.00	1,659	256,200,168	22.5	7.09	81.4	630
3.50	1	46,769	0.0	6.20	64.4	661
4.00	1	139,502	0.0	6.63	41.2	697
5.00	72	7,686,790	0.7	7.56	78.2	621
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	5,014	689,317,342	60.5	7.00	82.9	625
Reduced	1,122	196,406,545	17.3	7.09	81.3	654
No Income/ No Asset	64	9,088,092	0.8	7.24	80.1	647
Stated Income / Stated Assets	1,178	243,682,089	21.4	7.44	77.4	629
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	7,041	1,085,465,593	95.3	7.08	81.6	630
Second Home	29	7,208,491	0.6	7.21	81.9	657
Investor	308	45,819,985	4.0	7.79	77.7	655
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	880	239,575,145	21.0	6.80	79.3	643
Florida	634	90,825,287	8.0	7.17	80.8	627
Maryland	262	54,374,533	4.8	6.77	80.9	629
Illinois	343	51,272,927	4.5	7.15	82.2	631
Virginia	285	49,699,134	4.4	7.07	81.8	628
Texas	536	49,543,105	4.4	7.93	83.0	621
New York	177	47,535,160	4.2	7.00	80.5	634
Arizona	284	42,009,238	3.7	6.97	81.7	629
New Jersey	184	39,817,548	3.5	7.06	80.1	622
Georgia	301	37,503,178	3.3	7.27	84.1	628
Washington	232	37,164,994	3.3	6.81	82.0	641
Nevada	161	30,303,588	2.7	7.05	80.7	632
Minnesota	195	29,838,435	2.6	6.91	81.9	635
Ohio	295	29,208,978	2.6	7.27	84.5	622
Michigan	220	27,011,375	2.4	7.64	82.3	618
Other	2,389	282,811,445	24.8	7.30	82.6	626
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	4,003	544,904,979	47.9	7.16	82.8	645
Refinance - Rate Term	553	83,045,086	7.3	6.77	81.8	634
Refinance - Cashout	2,822	510,544,003	44.8	7.11	79.9	616
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	1	135,875	0.0	9.85	85.0	806
Arm 2/28	5,183	926,694,176	81.4	6.99	80.9	630
Arm 3/27	236	43,753,140	3.8	6.66	80.1	642
Arm 5/25	21	5,031,524	0.4	7.03	82.1	629
Arm 6 Month	11	2,201,384	0.2	6.42	81.9	609
Fixed Rate	1,926	160,677,971	14.1	7.96	85.0	633
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	6,392	962,069,672	84.5	7.12	81.6	629
2-4 Family	329	70,615,387	6.2	7.27	80.2	638
Condo	394	54,713,512	4.8	6.92	80.8	649
PUD	263	51,095,498	4.5	6.85	80.8	648
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.88 - 4.00	86	14,889,664	1.5	6.70	79.4	652
4.01 - 4.50	199	38,675,031	4.0	6.27	79.2	658
4.51 - 5.00	463	87,134,806	8.9	6.32	79.8	654
5.01 - 5.50	707	126,422,241	12.9	6.48	80.6	651
5.51 - 6.00	859	154,954,259	15.8	6.65	80.1	640
6.01 - 6.50	758	131,083,126	13.4	6.93	81.5	634
6.51 - 7.00	1,467	300,436,228	30.7	7.07	80.7	623
7.01 - 7.50	365	52,764,589	5.4	7.89	82.2	597
7.51 - 8.00	249	36,313,716	3.7	8.36	83.6	585
8.01 - 8.50	155	18,025,633	1.8	8.86	85.0	574
8.51 - 9.00	88	10,923,199	1.1	9.16	83.2	576
9.01 - 9.50	44	5,029,384	0.5	9.58	82.2	569
9.51 - 10.00	9	981,247	0.1	10.03	82.7	564
10.01 - 10.50	2	123,038	0.0	10.48	87.8	576
10.51 - 10.79	1	59,936	0.0	11.04	16.1	532
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	12	1,508,930	0.2	6.75	83.7	593
4 - 6	4	1,289,787	0.1	6.99	78.0	617
10 - 12	2	452,530	0.0	7.75	81.5	653
13 - 15	6	1,088,189	0.1	6.70	83.8	652
16 - 18	30	6,643,816	0.7	6.45	78.4	648
19 - 21	1,937	360,468,354	36.9	6.99	81.1	639
22 - 24	3,204	557,579,830	57.0	6.99	80.7	624
25 - 27	1	252,598	0.0	5.25	80.0	762
28 - 30	3	761,669	0.1	6.26	86.1	651
31 - 33	100	18,832,667	1.9	6.77	79.8	644
34 - 36	132	23,906,206	2.4	6.60	80.2	639
37 - 59	21	5,031,524	0.5	7.03	82.1	629
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	154	30,389,480	3.1	5.55	78.2	669
11.51 - 12.00	534	107,174,212	11.0	5.86	78.3	655
12.01 - 12.50	714	131,130,339	13.4	6.27	79.9	651
12.51 - 13.00	960	181,624,194	18.6	6.67	80.8	641
13.01 - 13.50	705	127,192,119	13.0	6.99	81.4	630
13.51 - 14.00	956	190,039,678	19.4	7.22	81.4	624
14.01 - 14.50	546	88,957,694	9.1	7.61	81.6	610
14.51 - 15.00	429	63,186,535	6.5	8.22	83.1	599
15.01 - 15.50	196	26,232,456	2.7	8.68	84.7	592
15.51 - 16.00	142	17,852,981	1.8	9.04	83.3	582
16.01 - 16.50	43	5,185,317	0.5	9.42	80.6	556
16.51 - 17.00	40	5,074,945	0.5	9.92	77.1	560
17.01 - 17.50	21	2,143,261	0.2	10.28	77.6	572
17.51 - 18.00	7	1,058,612	0.1	10.81	65.3	564
18.01 - 19.85	5	574,276	0.1	12.11	65.0	529
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	28	4,914,432	0.5	6.07	81.7	694
4.51 - 5.50	311	69,395,874	7.1	5.76	79.7	672
5.51 - 6.00	697	141,696,866	14.5	6.03	79.5	656
6.01 - 6.50	872	163,518,658	16.7	6.44	80.1	645
6.51 - 7.00	1,296	258,316,058	26.4	6.88	80.4	633
7.01 - 7.50	811	136,682,509	14.0	7.33	81.3	617
7.51 - 8.00	618	96,437,804	9.9	7.83	82.7	602
8.01 - 8.50	298	41,927,822	4.3	8.33	84.6	593
8.51 - 9.00	291	36,904,504	3.8	8.76	83.9	577
9.01 - 9.50	111	13,669,217	1.4	9.28	82.0	564
9.51 - 10.00	74	9,465,985	1.0	9.77	79.5	572
10.01 - 10.50	28	2,622,845	0.3	10.25	80.5	569
10.51 - 11.00	11	1,629,312	0.2	10.82	72.4	551
11.01 - 11.50	2	133,335	0.0	11.10	43.0	519
11.51 - 12.00	1	292,328	0.0	11.90	65.0	535
12.51 - 12.85	3	208,549	0.0	12.75	65.0	528
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	14	2,598,856	0.3	6.37	82.0	622
1.50	567	91,229,926	9.3	7.32	82.4	626
2.00	1	135,875	0.0	9.85	85.0	806
3.00	4,866	882,783,509	90.3	6.94	80.7	631
5.00	4	1,067,932	0.1	6.56	70.4	697
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,940	665,839,052	68.1	6.97	80.9	632
1.50	1,511	311,541,046	31.9	6.97	80.7	629
2.00	1	436,000	0.0	5.63	80.0	641
Total:	5,452	977,816,098	100.0	6.97	80.8	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	6,167	857,349,381	75.3	7.26	81.5	623
24	423	100,526,811	8.8	6.97	81.9	647
36	41	11,050,305	1.0	6.44	81.3	644
60	746	169,171,582	14.9	6.50	80.7	661
120	1	395,990	0.0	6.50	80.0	649
Total:	7,378	1,138,494,069	100.0	7.11	81.4	631

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 16.5% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,577
Total Outstanding Loan Balance	$590,949,673*	Min	Max
Average Loan Current Balance	$129,113	$6,338	$551,250
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.12%	4.79%	13.75%
Arm Weighted Average Coupon	6.99%
Fixed Weighted Average Coupon	7.87%
Weighted Average Margin	6.22%	2.88%	10.79%
Weighted Average FICO (Non-Zero)	629
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	85.5%
% Fixed	14.5%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$597,825,000]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.79 - 5.00	4	472,662	0.1	4.93	77.3	723
5.01 - 5.50	98	16,213,782	2.7	5.33	77.9	656
5.51 - 6.00	396	65,841,485	11.1	5.83	78.2	646
6.01 - 6.50	657	98,527,463	16.7	6.32	78.9	644
6.51 - 7.00	1,059	164,121,082	27.8	6.81	80.3	632
7.01 - 7.50	639	87,526,183	14.8	7.28	81.2	622
7.51 - 8.00	530	67,833,925	11.5	7.79	82.9	613
8.01 - 8.50	230	26,141,539	4.4	8.29	85.2	603
8.51 - 9.00	312	26,291,241	4.4	8.76	87.0	601
9.01 - 9.50	145	11,433,639	1.9	9.30	87.1	602
9.51 - 10.00	164	9,975,397	1.7	9.81	90.9	623
10.01 - 10.50	112	5,799,675	1.0	10.30	88.7	632
10.51 - 11.00	114	5,344,096	0.9	10.74	90.5	633
11.01 - 11.50	73	4,127,989	0.7	11.16	83.9	647
11.51 - 12.00	24	689,981	0.1	11.76	97.4	626
12.01 - 12.50	11	253,853	0.0	12.23	96.8	638
12.51 - 13.00	5	216,146	0.0	12.56	89.5	591
13.01 - 13.50	3	109,146	0.0	13.49	99.7	628
13.51 - 13.75	1	30,388	0.0	13.75	100.0	623
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	183,697	0.0	6.99	80.0	0
451 - 475	2	268,476	0.0	9.55	80.3	468
476 - 500	1	118,603	0.0	6.95	70.0	500
501 - 525	29	4,466,058	0.8	8.36	67.9	518
526 - 550	122	18,521,972	3.1	7.81	74.0	541
551 - 575	269	39,520,437	6.7	7.78	75.9	564
576 - 600	753	99,229,307	16.8	7.33	81.4	589
601 - 625	1,114	130,698,274	22.1	7.16	82.1	613
626 - 650	943	122,889,712	20.8	6.91	81.7	637
651 - 675	647	85,158,511	14.4	6.85	82.0	662
676 - 700	342	45,041,565	7.6	6.84	82.2	686
701 - 725	175	21,948,218	3.7	7.05	84.1	712
726 - 750	93	11,185,621	1.9	6.79	82.6	737
751 - 775	58	8,079,317	1.4	6.87	84.3	762
776 - 800	23	2,751,473	0.5	6.89	83.0	784
801 - 815	5	888,432	0.2	7.58	82.8	809
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,338 - 50,000	510	15,640,628	2.6	9.87	94.8	637
50,001 - 100,000	1,262	96,573,135	16.3	7.60	81.3	627
100,001 - 150,000	1,505	186,595,733	31.6	7.09	81.4	632
150,001 - 200,000	589	100,802,500	17.1	6.86	80.9	630
200,001 - 250,000	315	70,771,472	12.0	6.85	79.4	625
250,001 - 300,000	208	56,867,804	9.6	6.77	79.5	623
300,001 - 350,000	150	48,563,870	8.2	6.87	81.3	626
350,001 - 400,000	23	8,317,167	1.4	6.90	83.4	655
400,001 - 450,000	9	3,821,226	0.6	6.43	80.9	635
450,001 - 500,000	4	1,928,372	0.3	7.20	74.7	634
500,001 - 550,000	1	516,515	0.1	6.25	90.0	682
550,001 - 551,250	1	551,250	0.1	6.15	75.0	580
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.130 - 50.000	78	8,646,946	1.5	7.09	38.4	600
50.001 - 55.000	36	6,073,756	1.0	6.97	52.9	600
55.001 - 60.000	69	10,462,640	1.8	6.79	57.7	600
60.001 - 65.000	102	16,556,432	2.8	7.00	63.3	609
65.001 - 70.000	158	27,404,346	4.6	6.91	68.7	620
70.001 - 75.000	211	31,512,813	5.3	6.96	73.8	613
75.001 - 80.000	1,956	253,548,041	42.9	6.84	79.6	636
80.001 - 85.000	435	68,600,037	11.6	7.15	84.3	614
85.001 - 90.000	700	109,719,779	18.6	7.17	89.4	633
90.001 - 95.000	160	19,570,391	3.3	7.62	94.6	646
95.001 - 100.000	672	38,854,491	6.6	8.98	99.7	642
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	964	116,955,877	19.8	7.45	81.3	633
0.50	1	71,869	0.0	6.50	80.0	665
1.00	99	16,764,203	2.8	7.29	79.2	626
1.50	1	119,917	0.0	7.85	80.0	564
2.00	2,455	322,709,969	54.6	7.00	81.5	627
2.50	2	344,476	0.1	7.42	87.4	603
3.00	1,055	133,983,361	22.7	7.11	80.9	633
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,110	373,500,817	63.2	6.99	82.9	628
Reduced	628	71,345,415	12.1	7.40	81.3	641
No Income/ No Asset	32	2,881,057	0.5	7.92	82.5	649
Stated Income / Stated Assets	807	143,222,384	24.2	7.31	77.0	627
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,345	556,462,240	94.2	7.10	81.3	626
Second Home	17	3,463,283	0.6	6.89	86.1	685
Investor	215	31,024,150	5.2	7.59	80.5	677
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	362	76,975,770	13.0	6.82	76.1	625
Florida	415	51,088,149	8.6	7.18	80.4	627
Texas	376	34,671,315	5.9	7.92	83.3	623
Illinois	236	32,479,165	5.5	7.15	81.8	630
Maryland	158	27,782,447	4.7	6.61	80.5	633
Arizona	195	25,323,446	4.3	6.90	82.2	639
Virginia	163	24,774,153	4.2	6.97	81.2	625
Ohio	226	22,213,556	3.8	7.17	84.4	630
New York	97	22,018,111	3.7	6.92	79.5	627
Washington	152	20,925,254	3.5	6.95	82.9	641
Minnesota	141	20,678,763	3.5	6.86	81.6	636
New Jersey	109	20,160,747	3.4	7.02	80.2	622
Michigan	165	18,545,502	3.1	7.59	83.0	626
Pennsylvania	141	16,387,513	2.8	7.17	83.6	633
North Carolina	159	16,327,679	2.8	7.43	83.2	622
Other	1,482	160,598,102	27.2	7.21	82.4	631
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,330	210,480,198	35.6	7.53	83.5	635
Refinance - Rate Term	491	72,113,246	12.2	6.73	81.7	634
Refinance - Cashout	1,756	308,356,228	52.2	6.93	79.6	625
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	1	135,875	0.0	9.85	85.0	806
Arm 2/28	3,324	477,220,597	80.8	7.01	80.8	626
Arm 3/27	153	23,154,390	3.9	6.78	80.3	636
Arm 5/25	13	2,855,536	0.5	7.07	85.8	629
Arm 6 Month	10	1,826,988	0.3	6.28	81.0	595
Fixed Rate	1,076	85,756,286	14.5	7.87	84.1	645
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,957	500,331,688	84.7	7.13	81.5	627
2-4 Family	216	41,162,631	7.0	7.23	78.9	643
Condo	268	30,882,704	5.2	6.96	81.5	643
PUD	136	18,572,650	3.1	6.88	80.0	645
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.88 - 4.00	52	6,512,965	1.3	6.13	81.9	651
4.01 - 4.50	113	16,698,215	3.3	6.24	78.3	652
4.51 - 5.00	299	47,333,368	9.4	6.18	79.5	648
5.01 - 5.50	431	62,300,930	12.3	6.42	79.8	642
5.51 - 6.00	581	87,014,964	17.2	6.71	79.9	629
6.01 - 6.50	516	72,881,148	14.4	6.98	81.1	627
6.51 - 7.00	904	142,223,424	28.2	7.13	80.2	620
7.01 - 7.50	240	29,372,434	5.8	7.87	83.2	608
7.51 - 8.00	154	18,876,968	3.7	8.35	86.3	599
8.01 - 8.50	117	11,964,252	2.4	8.87	86.2	586
8.51 - 9.00	55	5,865,652	1.2	9.27	84.8	591
9.01 - 9.50	32	3,434,748	0.7	9.58	86.6	583
9.51 - 10.00	5	601,450	0.1	9.87	87.6	584
10.01 - 10.50	1	52,934	0.0	10.39	98.2	603
10.51 - 10.79	1	59,936	0.0	11.04	16.1	532
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	11	1,426,845	0.3	6.56	83.5	599
4 - 6	3	915,391	0.2	6.94	74.7	592
10 - 12	2	452,530	0.1	7.75	81.5	653
13 - 15	5	760,279	0.2	6.78	85.4	637
16 - 18	16	2,452,173	0.5	6.35	74.1	630
19 - 21	1,144	160,755,051	31.8	7.08	80.9	631
22 - 24	2,154	312,421,193	61.8	6.97	80.7	624
28 - 30	1	99,808	0.0	7.40	90.0	570
31 - 33	60	8,440,924	1.7	7.03	80.0	643
34 - 36	92	14,613,658	2.9	6.62	80.4	632
37 - 59	13	2,855,536	0.6	7.07	85.8	629
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	92	15,171,598	3.0	5.48	77.9	664
11.51 - 12.00	340	55,913,343	11.1	5.86	77.7	644
12.01 - 12.50	475	70,948,237	14.0	6.28	78.9	643
12.51 - 13.00	659	100,678,267	19.9	6.71	80.7	633
13.01 - 13.50	466	65,836,199	13.0	7.07	81.2	626
13.51 - 14.00	573	87,553,169	17.3	7.28	81.2	618
14.01 - 14.50	331	43,514,280	8.6	7.65	82.2	608
14.51 - 15.00	278	33,776,904	6.7	8.19	84.0	608
15.01 - 15.50	127	14,637,164	2.9	8.72	86.4	601
15.51 - 16.00	97	10,914,822	2.2	9.08	84.7	592
16.01 - 16.50	21	2,135,660	0.4	9.55	84.0	565
16.51 - 17.00	21	2,054,524	0.4	9.86	80.8	573
17.01 - 17.50	17	1,570,878	0.3	10.30	77.2	574
17.51 - 18.00	3	423,374	0.1	10.93	71.4	613
18.01 - 19.650	1	64,968	0.0	12.65	65.0	502
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.250 - 4.50	18	2,659,447	0.5	6.18	80.5	695
4.51 - 5.50	175	30,127,178	6.0	5.72	79.2	661
5.51 - 6.00	417	67,706,273	13.4	5.97	78.8	645
6.01 - 6.50	558	83,081,926	16.4	6.42	79.0	638
6.51 - 7.00	856	134,235,351	26.6	6.85	80.1	627
7.01 - 7.50	532	72,970,429	14.4	7.32	81.1	619
7.51 - 8.00	427	56,796,781	11.2	7.83	83.0	611
8.01 - 8.50	191	22,905,534	4.5	8.35	85.7	600
8.51 - 9.00	182	19,438,577	3.8	8.75	85.7	590
9.01 - 9.50	71	7,596,250	1.5	9.31	85.5	578
9.51 - 10.00	48	5,265,697	1.0	9.76	84.6	593
10.01 - 10.50	20	1,742,315	0.3	10.27	81.6	576
10.51 - 11.00	4	542,726	0.1	10.95	74.4	581
11.01 - 11.50	1	59,936	0.0	11.04	16.1	532
12.51 - 12.650	1	64,968	0.0	12.65	65.0	502
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	12	2,063,460	0.4	6.26	81.4	604
1.50	278	35,909,531	7.1	7.43	82.7	613
2.00	1	135,875	0.0	9.85	85.0	806
3.00	3,208	466,675,710	92.4	6.96	80.6	628
5.00	2	408,810	0.1	7.54	82.9	661
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,720	381,115,540	75.4	6.97	81.0	629
1.50	781	124,077,847	24.6	7.05	80.2	621
Total:	3,501	505,193,387	100.0	6.99	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,007	493,512,982	83.5	7.20	81.3	626
24	171	26,593,359	4.5	7.15	82.4	640
36	16	3,270,318	0.6	6.60	81.8	633
60	383	67,573,014	11.4	6.55	80.7	649
Total:	4,577	590,949,673	100.0	7.12	81.2	629

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 33.6% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,801
Total Outstanding Loan Balance	$547,544,396*	Min	Max
Average Loan Current Balance	$195,482	$6,247	$753,756
Weighted Average Original LTV	81.6%**
Weighted Average Coupon	7.10%	4.99%	13.75%
Arm Weighted Average Coupon	6.94%
Fixed Weighted Average Coupon	8.06%
Weighted Average Margin	6.20%	3.04%	10.29%
Weighted Average FICO (Non-Zero)	633
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	86.3%
% Fixed	13.7%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$552,175,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.99 - 5.00	5	1,873,196	0.3	5.00	64.2	623
5.01 - 5.50	66	17,133,214	3.1	5.35	79.7	679
5.51 - 6.00	285	75,460,338	13.8	5.83	80.0	668
6.01 - 6.50	355	91,460,588	16.7	6.31	81.2	658
6.51 - 7.00	534	143,963,585	26.3	6.80	80.9	640
7.01 - 7.50	360	78,730,250	14.4	7.29	81.7	617
7.51 - 8.00	271	52,001,621	9.5	7.80	83.3	596
8.01 - 8.50	151	23,502,402	4.3	8.28	83.5	583
8.51 - 9.00	184	24,372,259	4.5	8.78	83.6	582
9.01 - 9.50	90	9,200,844	1.7	9.25	82.0	573
9.51 - 10.00	120	9,087,741	1.7	9.80	85.7	588
10.01 - 10.50	64	5,302,939	1.0	10.30	84.4	640
10.51 - 11.00	102	8,994,119	1.6	10.70	85.4	628
11.01 - 11.50	52	2,911,063	0.5	11.24	89.7	626
11.51 - 12.00	120	2,748,839	0.5	11.74	95.2	592
12.01 - 12.50	16	259,309	0.0	12.21	97.8	603
12.51 - 13.00	8	237,228	0.0	12.78	78.7	569
13.01 - 13.50	1	24,990	0.0	13.50	100.0	632
13.51 - 13.75	17	279,872	0.1	13.69	96.5	576
Total:	2,801	547,544,396	100.0	7.10	81.6	633

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	183,714	0.0	7.29	80.0	0
451 - 475	1	95,411	0.0	10.25	90.0	457
476 - 500	1	82,085	0.0	10.13	86.6	498
501 - 525	71	10,684,838	2.0	8.64	73.5	517
526 - 550	225	35,974,692	6.6	8.28	76.4	539
551 - 575	262	43,664,099	8.0	7.63	79.2	564
576 - 600	456	60,830,476	11.1	7.56	83.5	588
601 - 625	548	94,795,347	17.3	7.09	82.7	613
626 - 650	477	105,929,664	19.3	6.84	82.5	639
651 - 675	322	75,239,101	13.7	6.85	82.6	663
676 - 700	190	54,440,229	9.9	6.70	82.3	686
701 - 725	125	33,093,264	6.0	6.42	81.3	712
726 - 750	73	18,734,337	3.4	6.54	82.6	736
751 - 775	38	11,141,146	2.0	6.36	78.3	761
776 - 800	10	2,387,992	0.4	6.67	79.2	781
801 - 802	1	268,000	0.0	5.99	80.0	802
Total:	2,801	547,544,396	100.0	7.10	81.6	633

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,247 - 50,000	415	10,267,057	1.9	10.55	95.7	607
50,001 - 100,000	342	26,301,205	4.8	8.43	81.7	594
100,001 - 150,000	360	43,933,021	8.0	7.72	82.3	597
150,001 - 200,000	567	99,256,873	18.1	6.99	81.0	626
200,001 - 250,000	360	79,950,193	14.6	6.95	81.5	636
250,001 - 300,000	212	57,892,223	10.6	7.01	81.2	642
300,001 - 350,000	112	36,322,704	6.6	6.89	82.2	646
350,001 - 400,000	176	66,502,587	12.1	6.77	82.0	642
400,001 - 450,000	102	43,377,946	7.9	6.76	81.4	652
450,001 - 500,000	75	35,916,784	6.6	6.73	80.2	641
500,001 - 550,000	34	17,931,651	3.3	6.77	81.9	646
550,001 - 600,000	16	9,165,141	1.7	6.64	80.5	634
600,001 - 750,000	28	19,221,256	3.5	6.96	79.5	642
750,001 - 753,756	2	1,505,756	0.3	6.77	69.8	613
Total:	2,801	547,544,396	100.0	7.10	81.6	633

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
13.960 - 50.000	28	3,136,280	0.6	6.90	40.5	597
50.001 - 55.000	22	5,059,791	0.9	7.31	52.7	613
55.001 - 60.000	20	3,774,489	0.7	7.79	58.8	589
60.001 - 65.000	52	10,519,253	1.9	8.00	63.8	575
65.001 - 70.000	85	19,090,741	3.5	7.41	68.6	579
70.001 - 75.000	129	26,574,904	4.9	7.34	73.7	603
75.001 - 80.000	1,248	295,788,850	54.0	6.72	79.7	648
80.001 - 85.000	233	48,502,881	8.9	7.36	84.4	601
85.001 - 90.000	402	91,662,763	16.7	7.19	89.6	629
90.001 - 95.000	94	15,898,706	2.9	7.47	94.4	632
95.001 - 100.000	488	27,535,737	5.0	9.20	99.8	636
Total:	2,801	547,544,396	100.0	7.10	81.6	633

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	786	115,458,542	21.1	7.72	82.1	636
0.50	2	625,294	0.1	8.39	80.0	658
1.00	81	24,073,918	4.4	6.90	82.6	655
2.00	1,251	276,554,971	50.5	6.85	81.3	632
2.50	3	741,804	0.1	7.22	87.5	664
3.00	604	122,216,807	22.3	7.06	82.0	627
3.50	1	46,769	0.0	6.20	64.4	661
4.00	1	139,502	0.0	6.63	41.2	697
5.00	72	7,686,790	1.4	7.56	78.2	621
Total:	2,801	547,544,396	100.0	7.10	81.6	633

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,904	315,816,526	57.7	7.01	83.0	622
Reduced	494	125,061,130	22.8	6.92	81.3	661
No Income/ No Asset	32	6,207,036	1.1	6.93	78.9	646
Stated Income / Stated Assets	371	100,459,705	18.3	7.62	77.9	632
Total:	2,801	547,544,396	100.0	7.10	81.6	633

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,696	529,003,353	96.6	7.06	81.9	633
Second Home	12	3,745,208	0.7	7.51	78.0	630
Investor	93	14,795,836	2.7	8.22	71.8	609
Total:	2,801	547,544,396	100.0	7.10	81.6	633

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	518	162,599,374	29.7	6.79	80.8	652
Florida	219	39,737,138	7.3	7.15	81.3	626
Georgia	301	37,503,178	6.8	7.27	84.1	628
Maryland	104	26,592,087	4.9	6.95	81.3	624
New York	80	25,517,049	4.7	7.06	81.4	640
Virginia	122	24,924,982	4.6	7.16	82.3	632
New Jersey	75	19,656,800	3.6	7.10	80.0	622
Illinois	107	18,793,761	3.4	7.14	82.9	632
Arizona	89	16,685,793	3.0	7.06	80.9	615
Nevada	74	16,600,860	3.0	7.25	82.0	622
Washington	80	16,239,740	3.0	6.64	80.8	641
Texas	160	14,871,790	2.7	7.94	82.2	617
Massachusetts	47	12,716,073	2.3	6.99	79.7	637
Colorado	61	11,514,232	2.1	6.79	82.3	654
Minnesota	54	9,159,672	1.7	7.03	82.7	633
Other	710	94,431,869	17.2	7.55	82.4	610
Total:	2,801	547,544,396	100.0	7.10	81.6	633

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,673	334,424,781	61.1	6.93	82.3	651
Refinance - Rate Term	62	10,931,841	2.0	7.00	82.6	633
Refinance - Cashout	1,066	202,187,775	36.9	7.38	80.4	602
Total:	2,801	547,544,396	100.0	7.10	81.6	633

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,859	449,473,579	82.1	6.96	81.0	634
Arm 3/27	83	20,598,750	3.8	6.52	79.9	649
Arm 5/25	8	2,175,988	0.4	6.97	77.2	629
Arm 6 Month	1	374,395	0.1	7.10	86.2	679
Fixed Rate	850	74,921,685	13.7	8.06	86.1	620
Total:	2,801	547,544,396	100.0	7.10	81.6	633

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,435	461,737,984	84.3	7.11	81.7	630
PUD	127	32,522,848	5.9	6.84	81.2	649
2-4 Family	113	29,452,756	5.4	7.33	81.9	632
Condo	126	23,830,809	4.4	6.86	80.0	657
Total:	2,801	547,544,396	100.0	7.10	81.6	633

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.04 - 4.00	34	8,376,700	1.8	7.14	77.5	652
4.01 - 4.50	86	21,976,817	4.6	6.29	79.9	662
4.51 - 5.00	164	39,801,438	8.4	6.48	80.1	661
5.01 - 5.50	276	64,121,311	13.6	6.53	81.3	660
5.51 - 6.00	278	67,939,295	14.4	6.58	80.4	653
6.01 - 6.50	242	58,201,977	12.3	6.86	82.0	641
6.51 - 7.00	563	158,212,804	33.5	7.02	81.2	625
7.01 - 7.50	125	23,392,155	4.9	7.91	81.0	583
7.51 - 8.00	95	17,436,748	3.7	8.38	80.6	569
8.01 - 8.50	38	6,061,381	1.3	8.84	82.6	552
8.51 - 9.00	33	5,057,548	1.1	9.04	81.2	559
9.01 - 9.50	12	1,594,636	0.3	9.59	72.8	538
9.51 - 10.00	4	379,797	0.1	10.29	74.9	532
10.01 - 10.29	1	70,104	0.0	10.54	80.0	556
Total:	1,951	472,622,711	100.0	6.94	80.9	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	82,085	0.0	10.13	86.6	498
4 - 6	1	374,395	0.1	7.10	86.2	679
13 - 15	1	327,910	0.1	6.50	80.0	688
16 - 18	14	4,191,643	0.9	6.52	81.0	658
19 - 21	793	199,713,303	42.3	6.92	81.3	645
22 - 24	1,050	245,158,638	51.9	7.01	80.8	625
25 - 27	1	252,598	0.1	5.25	80.0	762
28 - 30	2	661,861	0.1	6.08	85.5	663
31 - 33	40	10,391,743	2.2	6.56	79.7	645
34 - 36	40	9,292,548	2.0	6.56	79.8	648
37 - 59	8	2,175,988	0.5	6.97	77.2	629
Total:	1,951	472,622,711	100.0	6.94	80.9	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.65 - 11.50	62	15,217,882	3.2	5.63	78.6	674
11.51 - 12.00	194	51,260,869	10.8	5.86	78.9	667
12.01 - 12.50	239	60,182,103	12.7	6.26	81.0	660
12.51 - 13.00	301	80,945,926	17.1	6.61	81.0	650
13.01 - 13.50	239	61,355,920	13.0	6.91	81.6	634
13.51 - 14.00	383	102,486,510	21.7	7.16	81.6	628
14.01 - 14.50	215	45,443,414	9.6	7.57	81.1	611
14.51 - 15.00	151	29,409,631	6.2	8.26	82.1	588
15.01 - 15.50	69	11,595,292	2.5	8.64	82.5	581
15.51 - 16.00	45	6,938,159	1.5	8.98	81.2	565
16.01 - 16.50	22	3,049,657	0.6	9.32	78.2	549
16.51 - 17.00	19	3,020,420	0.6	9.96	74.5	551
17.01 - 17.50	4	572,383	0.1	10.21	78.7	568
17.51 - 18.00	4	635,238	0.1	10.72	61.3	531
18.01 - 19.85	4	509,308	0.1	12.05	65.0	533
Total:	1,951	472,622,711	100.0	6.94	80.9	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	10	2,254,985	0.5	5.94	83.1	692
4.51 - 5.50	136	39,268,696	8.3	5.79	80.0	681
5.51 - 6.00	280	73,990,594	15.7	6.09	80.2	666
6.01 - 6.50	314	80,436,732	17.0	6.46	81.2	653
6.51 - 7.00	440	124,080,707	26.3	6.91	80.8	640
7.01 - 7.50	279	63,712,080	13.5	7.35	81.5	615
7.51 - 8.00	191	39,641,023	8.4	7.83	82.2	591
8.01 - 8.50	107	19,022,289	4.0	8.30	83.2	584
8.51 - 9.00	109	17,465,927	3.7	8.77	82.0	563
9.01 - 9.50	40	6,072,968	1.3	9.24	77.6	547
9.51 - 10.00	26	4,200,288	0.9	9.79	73.1	545
10.01 - 10.50	8	880,531	0.2	10.20	78.3	554
10.51 - 11.00	7	1,086,586	0.2	10.76	71.4	536
11.01 - 11.50	1	73,399	0.0	11.15	65.0	509
11.51 - 12.00	1	292,328	0.1	11.90	65.0	535
12.51 - 12.85	2	143,581	0.0	12.80	65.0	540
Total:	1,951	472,622,711	100.0	6.94	80.9	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2	535,395	0.1	6.77	84.3	689
1.50	289	55,320,395	11.7	7.24	82.2	635
3.00	1,658	416,107,799	88.0	6.91	80.8	635
5.00	2	659,122	0.1	5.96	62.6	719
Total:	1,951	472,622,711	100.0	6.94	80.9	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,220	284,723,512	60.2	6.96	80.8	635
1.50	730	187,463,199	39.7	6.92	81.1	634
2.00	1	436,000	0.1	5.63	80.0	641
Total:	1,951	472,622,711	100.0	6.94	80.9	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	2,160	363,836,400	66.4	7.33	81.9	619
24	252	73,933,451	13.5	6.91	81.7	649
36	25	7,779,987	1.4	6.38	81.1	649
60	363	101,598,569	18.6	6.46	80.7	669
120	1	395,990	0.1	6.50	80.0	649
Total:	2,801	547,544,396	100.0	7.10	81.6	633

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED INFORMATION   5/16/05

$40,825,000

Classes B-1, B-2 & B-3

Subordinate Bonds Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Breakeven CDR Curve Analysis

The below table displays the breakeven CPIM Curve (i.e., the highest percentage of the CPIM Default Curve where the referenced Class does not incur a writedown), the weighted-average life (WAL) and the collateral loss to maturity (shown as a percentage of the initial collateral balance) assuming:

•

100% of the Cambridge Prepayment Curve (CPC)

•

Forward LIBOR and Forward LIBOR + 200 basis points

•

100% of the CPIM Loss Severity Curve

•

12-month lag from default to loss

•

100% of the CPIM Delinquency Curve

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

100% Cambridge Prepayment Curve (PPC)

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

100% CPIM Default Curve

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

100% CPIM Severity Curve

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

100% CPIM Delinquency Curve

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Forward Libor Curve

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED 5/17/05

$63,250,000

Classes M-3, M-4 & M-7

Mezzanine Certificates Offered

(Approximate)

$40,825,000

Classes B-1, B-2 & B-3

Subordinate Certificates Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

CDR Analysis

The tables below show the Collateral Loss to Maturity, the Weighted-Average Life (WAL) and the Modified Duration of the referenced class at the Breakeven Constant Default Rate (CDR).  The Breakeven CDR is the highest CDR that can be sustained without a writedown to the referenced class assuming:

•

Various Prepayment Speeds

•

Various Interest Rate Stresses

•

Delinquency Trigger Fails (no stepdown)

•

60% Loss Severity

•

12-Month Lag from Default to Loss

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

CDR Analysis

The tables below show the Collateral Loss to Maturity, the Weighted-Average Life (WAL) and the Modified Duration (MD) of the referenced class at the Breakeven Constant Default Rate (CDR).  The Breakeven CDR is the highest CDR that can be sustained without a writedown to the referenced class assuming:

•

Various Prepayment Speeds

•

Various Interest Rate Stresses

•

Delinquency Trigger Fails (no stepdown)

•

60% Loss Severity

•

12-Month Lag from Default to Loss

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Appendix

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

Forward Libor:

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED 5/17/05

$24,725,000

Class M-3

Mezzanine Certificates Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

CDR Analysis

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) that can be sustained without a writedown to the referenced class, assuming:

•

Various percentages of the RaboBank Prepayment Curve (RPC, See Appendix)

•

40% and 65% Loss Severity

•

12-Month Lag

•

Forward LIBOR (See Appendix)

•

Triggers Fail (No Stepdown)

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

CDR Analysis

The tables below show the Breakeven (B/E) Constant Default Rate (CDR) that can be sustained without a writedown to the referenced class, assuming:

•

Various percentages of the RaboBank Prepayment Curve (RPC, See Appendix)

•

40% and 65% Loss Severity

•

12-Month Lag

•

RaboBank Forward LIBOR Curves (See Appendix)

•

Triggers Fail (No Stepdown)

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Appendix

100% RaboBank Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the RaboBank prepayment assumption (the “Fixed RPC”) describes prepayments starting at 4.00% CPR in month 1, increasing by approximately 1.7272% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM RPC”) describes prepayments starting at 4% CPR in month 1, increasing by 2.0909% in each of the following 11 months.  In months 12 through 22, 100% RPC for the adjustable rate Mortgage Loans assumes 27% CPR.  In months 23 through 27, 100% RPC for the adjustable rate Mortgage Loans assumes 50% CPR.  In month 28 and thereafter, 100% RPC for the adjustable rate Mortgage Loans is assumed to remain constant at 27%.

RaboBank Forward Curves

One-month LIBOR begins at 3.15% and stays constant through period 12.  In period 13 and thereafter, one-month LIBOR is assumed to be 7.15%.

Six-month LIBOR begins at 3.50% and stays constant through period 12.  In period 13 and thereafter, six-month LIBOR is assumed to be 7.50%.

Forward Curves

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED INFORMATION  [5/17/2005]

$763,275,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 24.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,378
Total Outstanding Loan Balance	$1,138,494,069*	Min	Max
Average Loan Current Balance	$154,309	$6,247	$753,756
Weighted Average Original LTV	81.4%**
Weighted Average Coupon	7.11%	4.79%	13.75%
Arm Weighted Average Coupon	6.97%
Fixed Weighted Average Coupon	7.96%
Weighted Average Margin	6.21%	2.88%	10.79%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	85.9%
% Fixed	14.1%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,150,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

Miscellaneous Data:

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

5/17/05

$54,625,000

Classes M-5, M-6 & M-7

Mezzanine Certificates Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

HEAT 2005-4
CLASS M-7
Triggers Functional
To Maturity	120
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-7

40% Severity
Yield	3.9%	6.1%	4.0%
Discount Margin	120	143	130
Wtd Ave Life	10.3	10.3	11.2
Total Coll Losses to Maturity	10.6%	10.2%	11.2%
DM-Break CDR	12.1%	11.5%	7.9%
Loss on M-7	585,387	-	389,713
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.0	10.3	7.8
Total Coll Losses to Maturity	10.6%	10.2%	11.1%
B/E CDR	12.0%	11.5%	7.8%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	4.1%	6.0%	6.1%
Discount Margin	144	133	138
Wtd Ave Life	10.6	10.9	11.2
Total Coll Losses to Maturity	10.9%	10.5%	10.7%
DM-Break CDR	9.5%	9.1%	7.5%
Loss on M-7	-	355,175	207,996
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.6	10.4	10.6
Total Coll Losses to Maturity	10.9%	10.4%	10.6%
B/E CDR	9.5%	9.0%	7.4%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.1%	6.1%	7.6%
Discount Margin	144	139	123
Wtd Ave Life	11.1	11.5	4.4
Total Coll Losses to Maturity	9.9%	9.4%	5.4%
DM-Break CDR	6.9%	6.5%	3.5%
Loss on M-7	-	162,383	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.1	10.8	10.5
Total Coll Losses to Maturity	9.9%	9.3%	7.7%
B/E CDR	6.9%	6.4%	5.2%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS M-7
Triggers Functional
To Maturity	120
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-7

40% Severity
Yield	4.0%	6.1%	7.6%
Discount Margin	129	143	123
Wtd Ave Life	10.7	10.7	4.2
Total Coll Losses to Maturity	9.1%	8.6%	4.3%
DM-Break CDR	10.0%	9.3%	4.3%
Loss on M-7	416,544	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.3	10.7	7.1
Total Coll Losses to Maturity	9.0%	8.6%	6.4%
B/E CDR	9.9%	9.3%	6.6%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	4.0%	5.9%	7.6%
Discount Margin	129	123	123
Wtd Ave Life	11.1	11.2	4.2
Total Coll Losses to Maturity	9.6%	9.1%	4.6%
DM-Break CDR	8.2%	7.7%	3.6%
Loss on M-7	424,463	646,590	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.6	10.8	6.9
Total Coll Losses to Maturity	9.5%	9.0%	6.7%
B/E CDR	8.1%	7.6%	5.4%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.1%	6.1%	7.6%
Discount Margin	144	139	123
Wtd Ave Life	11.1	11.5	4.2
Total Coll Losses to Maturity	9.9%	9.4%	4.8%
DM-Break CDR	6.9%	6.5%	3.1%
Loss on M-7	-	162,383	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.1	10.8	7.1
Total Coll Losses to Maturity	9.9%	9.3%	6.9%
B/E CDR	6.9%	6.4%	4.6%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS M-7
Triggers Functional
To Maturity	120
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-7

200% PPC
Yield	3.9%	5.9%	7.4%
Discount Margin	150	150	129.0%
Wtd Ave Life	4.6	4.7	2.2%
Total Coll Losses to Maturity	6.0%	5.9%	1.3%
DM-Break CDR	10.4%	10.3%	2.2%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.6	4.7	4.8
Total Coll Losses to Maturity	6.0%	5.9%	4.3%
B/E CDR	10.4%	10.3%	7.4%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.1%	6.0%	6.1%
Discount Margin	144	133	138
Wtd Ave Life	10.6	10.9	11.2
Total Coll Losses to Maturity	10.9%	10.5%	10.7%
DM-Break CDR	9.5%	9.1%	7.5%
Loss on M-7	-	355,175	207,996
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.6	10.4	10.6
Total Coll Losses to Maturity	10.9%	10.4%	10.6%
B/E CDR	9.5%	9.0%	7.4%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.2%	6.2%	8.2%
Discount Margin	131	135	129
Wtd Ave Life	17.5	17.9	18.9
Total Coll Losses to Maturity	18.2%	17.4%	14.1%
DM-Break CDR	9.8%	9.1%	6.8%
Loss on M-7	549,565	330,984	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	16.6	17.0	18.9
Total Coll Losses to Maturity	18.1%	17.3%	14.1%
B/E CDR	9.7%	9.0%	6.8%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS M-7
Triggers Functional
To Maturity	120
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-7

200% PPC
Yield	3.9%	5.9%	7.4%
Discount Margin	150	150	131.0%
Wtd Ave Life	4.7	4.8	2.2%
Total Coll Losses to Maturity	5.2%	5.1%	1.1%
DM-Break CDR	9.0%	8.9%	1.9%
Loss on M-7	-	7,201	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.7	4.5	4.6
Total Coll Losses to Maturity	5.2%	5.1%	3.8%
B/E CDR	9.0%	8.8%	6.5%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.0%	5.9%	7.6%
Discount Margin	129	123	123
Wtd Ave Life	11.1	11.2	4.2
Total Coll Losses to Maturity	9.6%	9.1%	4.6%
DM-Break CDR	8.2%	7.7%	3.6%
Loss on M-7	424,463	646,590	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.6	10.8	6.9
Total Coll Losses to Maturity	9.5%	9.0%	6.7%
B/E CDR	8.1%	7.6%	5.4%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.2%	6.2%	8.2%
Discount Margin	133	130	128
Wtd Ave Life	18.2	18.9	19.2
Total Coll Losses to Maturity	16.4%	15.3%	12.1%
DM-Break CDR	8.4%	7.6%	5.6%
Loss on M-7	440,591	656,420	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	17.2	17.8	19.2
Total Coll Losses to Maturity	16.2%	15.1%	12.1%
B/E CDR	8.3%	7.5%	5.6%
Loss on M-7	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

5/17/05

$54,625,000

Classes M-5, M-6 & M-7

Mezzanine Certificates Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

HEAT 2005-4
CLASS M-6
Triggers Functional
To Maturity	70
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-6

40% Severity
Yield	3.5%	5.4%	7.1%
Discount Margin	87	79	72
Wtd Ave Life	9.4	9.7	4.4
Total Coll Losses to Maturity	11.9%	11.5%	5.3%
DM-Break CDR	13.9%	13.4%	5.3%
Loss on M-6	-	239,418	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.4	9.5	7.5
Total Coll Losses to Maturity	11.9%	11.5%	8.8%
B/E CDR	13.9%	13.3%	9.6%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	3.4%	5.5%	7.1%
Discount Margin	71	84	72
Wtd Ave Life	10.2	10.3	4.5
Total Coll Losses to Maturity	12.3%	11.9%	5.4%
DM-Break CDR	11.0%	10.5%	4.3%
Loss on M-6	415,450	92,401	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.9	9.8	7.5
Total Coll Losses to Maturity	12.2%	11.8%	8.9%
B/E CDR	10.9%	10.4%	7.5%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	3.5%	5.5%	7.4%
Discount Margin	87	86	75
Wtd Ave Life	10.4	10.4	11.4
Total Coll Losses to Maturity	12.5%	12.0%	9.2%
DM-Break CDR	9.0%	8.6%	6.3%
Loss on M-6	-	-	318,008
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.4	10.4	10.7
Total Coll Losses to Maturity	12.5%	12.0%	9.1%
B/E CDR	9.0%	8.6%	6.2%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS M-6
Triggers Functional
To Maturity	70
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-6

40% Severity
Yield	3.5%	5.5%	7.1%
Discount Margin	84	85	72
Wtd Ave Life	10.1	10.2	4.2
Total Coll Losses to Maturity	10.2%	9.7%	4.4%
DM-Break CDR	11.5%	10.8%	4.4%
Loss on M-6	75,139	26,980	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.7	9.8	8.0
Total Coll Losses to Maturity	10.1%	9.6%	7.5%
B/E CDR	11.4%	10.7%	7.9%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	3.5%	5.5%	7.1%
Discount Margin	80	86	72
Wtd Ave Life	10.6	10.5	4.3
Total Coll Losses to Maturity	10.8%	10.2%	4.6%
DM-Break CDR	9.4%	8.8%	3.6%
Loss on M-6	209,754	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.1	10.5	6.4
Total Coll Losses to Maturity	10.7%	10.2%	7.8%
B/E CDR	9.3%	8.8%	6.4%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	3.5%	5.5%	7.1%
Discount Margin	87	85	72
Wtd Ave Life	10.6	10.5	4.3
Total Coll Losses to Maturity	11.2%	10.6%	4.8%
DM-Break CDR	7.9%	7.4%	3.1%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.6	10.5	11.0
Total Coll Losses to Maturity	11.2%	10.6%	8.0%
B/E CDR	7.9%	7.4%	5.4%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS M-6
Triggers Functional
To Maturity	70
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-6

200% PPC
Yield	3.1%	5.2%	6.7%
Discount Margin	77	90	72.0%
Wtd Ave Life	4.4	4.3	1.8%
Total Coll Losses to Maturity	7.5%	7.4%	1.3%
DM-Break CDR	13.2%	13.0%	2.2%
Loss on M-6	138,119	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.3	4.3	4.4
Total Coll Losses to Maturity	7.4%	7.4%	5.6%
B/E CDR	13.1%	13.0%	9.8%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	3.4%	5.5%	7.1%
Discount Margin	71	84	72
Wtd Ave Life	10.2	10.3	4.5
Total Coll Losses to Maturity	12.3%	11.9%	5.4%
DM-Break CDR	11.0%	10.5%	4.3%
Loss on M-6	415,450	92,401	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.9	9.8	7.5
Total Coll Losses to Maturity	12.2%	11.8%	8.9%
B/E CDR	10.9%	10.4%	7.5%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	3.7%	5.7%	7.7%
Discount Margin	85	83	79
Wtd Ave Life	16.6	17.1	18.6
Total Coll Losses to Maturity	19.3%	18.6%	15.3%
DM-Break CDR	10.7%	10.0%	7.6%
Loss on M-6	-	20,236	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	16.6	16.2	18.6
Total Coll Losses to Maturity	19.3%	18.4%	15.3%
B/E CDR	10.7%	9.9%	7.6%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS M-6
Triggers Functional
To Maturity	70
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-6

200% PPC
Yield	3.2%	5.2%	6.7%
Discount Margin	91	90	72.0%
Wtd Ave Life	4.5	4.4	1.8%
Total Coll Losses to Maturity	6.5%	6.4%	1.1%
DM-Break CDR	11.4%	11.2%	1.9%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.5	4.4	1.8%
Total Coll Losses to Maturity	6.5%	6.4%	1.1%
B/E CDR	11.4%	11.2%	1.9%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	3.5%	5.5%	7.1%
Discount Margin	80	86	72
Wtd Ave Life	10.6	10.5	4.3
Total Coll Losses to Maturity	10.8%	10.2%	4.6%
DM-Break CDR	9.4%	8.8%	3.6%
Loss on M-6	209,754	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.1	10.5	6.4
Total Coll Losses to Maturity	10.7%	10.2%	7.8%
B/E CDR	9.3%	8.8%	6.4%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	3.7%	5.7%	7.7%
Discount Margin	84	83	78
Wtd Ave Life	16.9	18.0	19.3
Total Coll Losses to Maturity	17.3%	16.3%	13.3%
DM-Break CDR	9.1%	8.3%	6.3%
Loss on M-6	-	35,083	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	16.9	16.9	19.3
Total Coll Losses to Maturity	17.3%	16.2%	13.3%
B/E CDR	9.1%	8.2%	6.3%
Loss on M-6	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

5/17/05

$54,625,000

Classes M-5, M-6 & M-7

Mezzanine Certificates Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

HEAT 2005-4
CLASS M-5
Triggers Functional
To Maturity	67
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-5

40% Severity
Yield	3.4%	5.4%	7.4%
Discount Margin	83	82	77
Wtd Ave Life	9.0	9.0	9.9
Total Coll Losses to Maturity	13.3%	12.9%	10.2%
DM-Break CDR	16.1%	15.5%	11.5%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.0	9.0	9.9
Total Coll Losses to Maturity	13.3%	12.9%	10.2%
B/E CDR	16.1%	15.5%	11.5%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	3.4%	5.4%	7.0%
Discount Margin	77	82	69
Wtd Ave Life	9.7	9.8	4.6
Total Coll Losses to Maturity	13.7%	13.3%	5.4%
DM-Break CDR	12.6%	12.1%	4.3%
Loss on M-5	173,790	17,236	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.3	9.4	10.2
Total Coll Losses to Maturity	13.6%	13.2%	10.4%
B/E CDR	12.5%	12.0%	9.0%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	3.5%	5.5%	7.4%
Discount Margin	83	82	77
Wtd Ave Life	10.0	10.2	10.5
Total Coll Losses to Maturity	14.0%	13.5%	10.6%
DM-Break CDR	10.3%	9.9%	7.4%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.0	10.2	10.5
Total Coll Losses to Maturity	14.0%	13.5%	10.6%
B/E CDR	10.3%	9.9%	7.4%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS M-5
Triggers Functional
To Maturity	67
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-5

40% Severity
Yield	3.5%	5.3%	7.0%
Discount Margin	83	70	69
Wtd Ave Life	9.5	9.8	4.3
Total Coll Losses to Maturity	11.4%	10.9%	4.4%
DM-Break CDR	13.2%	12.5%	4.4%
Loss on M-5	-	398,953	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.5	9.4	10.0
Total Coll Losses to Maturity	11.4%	10.9%	8.7%
B/E CDR	13.2%	12.4%	9.4%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	3.5%	5.5%	7.0%
Discount Margin	83	82	69
Wtd Ave Life	9.9	9.9	4.3
Total Coll Losses to Maturity	12.0%	11.5%	4.6%
DM-Break CDR	10.7%	10.1%	3.6%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.9	9.9	10.3
Total Coll Losses to Maturity	12.0%	11.5%	9.0%
B/E CDR	10.7%	10.1%	7.6%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	3.5%	5.5%	7.4%
Discount Margin	83	82	77
Wtd Ave Life	10.1	10.2	10.6
Total Coll Losses to Maturity	12.5%	11.9%	9.3%
DM-Break CDR	9.0%	8.5%	6.4%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.1	10.2	10.6
Total Coll Losses to Maturity	12.5%	11.9%	9.3%
B/E CDR	9.0%	8.5%	6.4%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS M-5
Triggers Functional
To Maturity	67
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-5

200% PPC
Yield	3.2%	5.1%	7.0%
Discount Margin	85	77	69.0%
Wtd Ave Life	4.1	4.1	4.3%
Total Coll Losses to Maturity	9.1%	9.0%	7.3%
DM-Break CDR	16.2%	16.1%	12.8%
Loss on M-5	-	92,578	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.1	4.0	4.3%
Total Coll Losses to Maturity	9.1%	9.0%	7.3%
B/E CDR	16.2%	16.0%	12.8%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	3.4%	5.4%	7.0%
Discount Margin	77	82	69
Wtd Ave Life	9.7	9.8	4.6
Total Coll Losses to Maturity	13.7%	13.3%	5.4%
DM-Break CDR	12.6%	12.1%	4.3%
Loss on M-5	173,790	17,236	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.3	9.4	10.2
Total Coll Losses to Maturity	13.6%	13.2%	10.4%
B/E CDR	12.5%	12.0%	9.0%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	3.7%	5.6%	7.6%
Discount Margin	81	80	71
Wtd Ave Life	15.5	16.2	17.9
Total Coll Losses to Maturity	20.5%	19.8%	16.6%
DM-Break CDR	11.7%	11.0%	8.5%
Loss on M-5	-	-	445,957
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	15.5	16.2	17.1
Total Coll Losses to Maturity	20.5%	19.8%	16.5%
B/E CDR	11.7%	11.0%	8.4%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS M-5
Triggers Functional
To Maturity	67
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-5

200% PPC
Yield	3.2%	5.2%	6.6%
Discount Margin	86	85	67.0%
Wtd Ave Life	4.2	4.1	1.7%
Total Coll Losses to Maturity	7.9%	7.8%	1.1%
DM-Break CDR	14.0%	13.8%	1.9%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.2	4.1	4.2
Total Coll Losses to Maturity	7.9%	7.8%	6.6%
B/E CDR	14.0%	13.8%	11.6%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	3.5%	5.5%	7.0%
Discount Margin	83	82	69
Wtd Ave Life	9.9	9.9	4.3
Total Coll Losses to Maturity	12.0%	11.5%	4.6%
DM-Break CDR	10.7%	10.1%	3.6%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.9	9.9	10.3
Total Coll Losses to Maturity	12.0%	11.5%	9.0%
B/E CDR	10.7%	10.1%	7.6%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	3.6%	5.6%	7.6%
Discount Margin	76	78	75
Wtd Ave Life	16.8	17.4	18.7
Total Coll Losses to Maturity	18.5%	17.4%	14.4%
DM-Break CDR	10.0%	9.1%	7.0%
Loss on M-5	304,592	145,096	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	15.9	16.3	18.7
Total Coll Losses to Maturity	18.4%	17.3%	14.4%
B/E CDR	9.9%	9.0%	7.0%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

DERIVED INFORMATION [5/17/05]

$763,275,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

HEAT 2005-4 AIG

1. Miscellaneous Data -Total
	Total	Group1	Group2
GWAC	7.11	7.12	7.10
WA FICO	631	629	633
% FICO <600	26.9	26.7	27.2
% FICO 600-650	39.9	42.9	36.7
WA CLTV	90.0	88.7	91.5
% CLTV =80	6.2	6.2	6.2
% CLTV >80.01	77.4	74.6	80.4
% LTV 95.01-100	5.8	6.6	5.0
% Full Doc	60.6	63.2	57.7
% Stated Doc	21.4	24.2	18.4
% Purchase	47.9	35.6	61.1
% CO Refi	44.8	52.2	36.9
% OwnerOcc	95.3	94.2	96.6
% Prepay	79.6	80.2	78.9
% DTI	41.6	41.0	42.2
% ARM	85.9	85.5	86.3
% 2_28	81.4	80.8	82.1
% 3_27	3.8	3.9	3.8
% 1stLiens	97.0	97.0	97.1
Avg Loan Bal	154,309	129,113	195,482
# of Loans	7,378	4,577	2,801
% LoanBal<$100k	12.6	18.4	6.5
% CurrRate>12%	0.1	0.1	0.1
% MH	0.0	0.0	0.0
%Largest State	21.0	13.0	29.7
% Silent Second	46.0	39.8	52.7
% IO	24.7	16.5	33.6
% 2yr IO	8.8	4.5	13.5
% 5yr IO	14.9	11.4	18.6
IO WA FICO	655	646	660
IO WA LTV	81.1	81.2	81.1
IO WA DTI	42.5	41.7	43.0
IO % Full Doc	15.7	12.1	19.5
IO % Purchase	15.9	5.4	27.3

2. Interest Only Loans

						%
	%	%	Avg	Avg	Avg	Full	%
Interest Only Loans	5yr IO	2yr IO	FICO	LTV	DTI	Doc	Purchase
Y	60.0	35.7	655	81.2	42.5	63.4	64.4
Total:	60.0	35.7	655	81.2	42.5	63.4	64.4

3. FICO & Documentation

	%	%								%	%
	Full	Stated	%	%	%	%		Avg	Original	Interest	Silent
FICO & Documentation	Doc	Stated	Other Doc	All Docs	Purchase	CashOut	WAC	Balance	LTV	Only	Second
Unavailable	0.0	0.0	0.0	0.0	0.0	0.0	7.14	183,706	80.0	0.0	0.0
451 - 500	0.1	0.0	0.0	0.1	0.0	0.0	9.21	112,915	80.7	0.0	0.0
501 - 550	3.5	2.2	0.4	6.1	1.0	4.9	8.22	155,811	74.8	0.0	0.3
551 - 600	14.6	4.4	2.4	21.4	7.9	12.4	7.51	139,796	80.6	1.5	6.8
601 - 650	26.4	7.4	6.1	39.9	19.8	16.7	7.00	147,409	82.2	11.6	19.9
651 - 700	11.6	5.2	6.1	22.8	12.1	8.6	6.82	173,138	82.3	7.9	13.4
701 - 750	3.4	1.8	2.3	7.5	5.4	1.7	6.66	182,321	82.5	3.0	4.6
751 - 800	0.9	0.4	0.8	2.1	1.6	0.5	6.62	188,837	80.9	0.8	1.1
801 - 850	0.1	0.0	0.0	0.1	0.1	0.0	7.22	192,739	82.2	0.0	0.0
Total:	60.6	21.4	18.1	100.0	47.9	44.8	7.11	154,309	81.4	24.8	46.0

4. Original LTV and FICO

	%	%	%	%	%	%	%	%	%
Original LTV and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800
10.001 - 20.000	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
20.001 - 30.000	0.0	0.0	0.0	0.0	0.1	0.1	0.0	0.0	0.0
30.001 - 40.000	0.0	0.0	0.0	0.0	0.2	0.1	0.0	0.0	0.0
40.001 - 50.000	0.0	0.0	0.0	0.1	0.2	0.2	0.0	0.0	0.0
50.001 - 60.000	0.0	0.0	0.0	0.5	0.7	0.6	0.2	0.1	0.1
60.001 - 70.000	0.0	0.0	0.0	1.2	2.3	1.9	0.8	0.1	0.1
70.001 - 80.000	0.0	0.0	0.0	2.6	8.0	22.3	14.1	5.0	1.3
80.001 - 90.000	0.0	0.0	0.0	1.6	8.6	10.3	5.4	1.6	0.5
90.001 - 100.000	0.0	0.0	0.0	0.0	1.5	4.4	2.2	0.7	0.2
Total:	0.0	0.0	0.0	6.1	21.4	39.9	22.8	7.5	2.1

						%	%
	%	%	Avg			Reduced	Stated
Original LTV and FICO	801-850	Total	Balance	WAC	Margin	Doc	Stated
10.001 - 20.000	0.0	0.0	75,681	6.96	6.28	0.0	0.0
20.001 - 30.000	0.0	0.2	94,519	6.97	6.24	0.0	0.0
30.001 - 40.000	0.0	0.4	93,854	7.24	5.95	0.0	0.2
40.001 - 50.000	0.0	0.5	142,438	6.92	6.23	0.0	0.3
50.001 - 60.000	0.0	2.2	172,590	7.09	6.49	0.3	1.2
60.001 - 70.000	0.0	6.5	185,317	7.21	6.52	0.6	3.6
70.001 - 80.000	0.1	53.4	171,395	6.81	5.99	11.8	9.6
80.001 - 90.000	0.0	28.0	179,935	7.20	6.43	3.3	5.6
90.001 - 100.000	0.0	8.9	72,036	8.54	6.84	1.1	0.9
Total:	0.1	100.0	154,309	7.11	6.21	17.3	21.4

5. Balance and FICO

	%	%	%	%	%	%	%	%	%
Balance and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800
1. – 50,000.	0.0	0.0	0.0	0.0	0.4	1.3	0.4	0.1	0.0
50,001. – 100,000.	0.0	0.0	0.0	0.9	2.9	4.3	1.9	0.6	0.2
100,001. – 150,000.	0.0	0.0	0.0	1.2	5.2	8.1	4.1	1.2	0.3
150,001. – 200,000.	0.0	0.0	0.0	1.1	3.8	7.5	3.6	1.2	0.3
200,001. – 250,000.	0.0	0.0	0.0	1.0	2.6	5.1	3.3	0.9	0.3
250,001. – 300,000.	0.0	0.0	0.0	0.6	1.9	3.9	2.6	0.9	0.1
300,001. – 350,000.	0.0	0.0	0.0	0.5	1.4	2.9	1.5	0.8	0.3
350,001. – 400,000.	0.0	0.0	0.0	0.3	1.1	2.4	1.7	0.7	0.3
400,001. – 450,000.	0.0	0.0	0.0	0.2	0.6	1.3	1.4	0.5	0.1
450,001. – 500,000.	0.0	0.0	0.0	0.1	0.6	1.3	0.9	0.3	0.1
500,001. – 550,000.	0.0	0.0	0.0	0.0	0.2	0.7	0.5	0.1	0.0
550,001. – 600,000.	0.0	0.0	0.0	0.0	0.2	0.4	0.2	0.1	0.0
600,001. – 650,000.	0.0	0.0	0.0	0.0	0.1	0.2	0.2	0.0	0.0
650,001. – 700,000.	0.0	0.0	0.0	0.0	0.1	0.1	0.2	0.0	0.0
700,001. – 750,000.	0.0	0.0	0.0	0.0	0.3	0.3	0.3	0.1	0.0
750,001. >=	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0
Total:	0.0	0.0	0.0	6.1	21.4	39.9	22.8	7.5	2.1

						%	%
	%	%	Original			Reduced	Stated
Balance and FICO	801-850	Total	LTV	WAC	Margin	Doc	Stated
1. – 50,000.	0.0	2.3	95.2	10.14	6.92	0.3	0.1
50,001. – 100,000.	0.0	10.8	81.4	7.77	6.50	1.5	1.3
100,001. – 150,000.	0.0	20.2	81.6	7.21	6.25	2.9	2.4
150,001. – 200,000.	0.0	17.6	81.0	6.92	6.13	2.8	3.2
200,001. – 250,000.	0.0	13.2	80.5	6.90	6.11	2.2	3.5
250,001. – 300,000.	0.0	10.1	80.4	6.89	6.04	2.1	2.9
300,001. – 350,000.	0.0	7.5	81.7	6.88	6.02	1.1	2.4
350,001. – 400,000.	0.0	6.6	82.2	6.78	6.19	1.5	1.9
400,001. – 450,000.	0.0	4.1	81.3	6.73	6.21	1.1	1.5
450,001. – 500,000.	0.0	3.3	79.9	6.76	6.48	0.8	0.9
500,001. – 550,000.	0.0	1.6	82.1	6.75	6.45	0.4	0.5
550,001. – 600,000.	0.0	0.9	80.2	6.62	6.07	0.2	0.2
600,001. – 650,000.	0.0	0.5	81.3	6.87	6.85	0.2	0.1
650,001. – 700,000.	0.0	0.3	76.8	6.64	6.67	0.0	0.1
700,001. – 750,000.	0.0	0.9	79.5	7.13	6.96	0.1	0.5
750,001. >=	0.0	0.1	69.8	6.77	6.99	0.0	0.1
Total:	0.1	100.0	81.4	7.11	6.21	17.3	21.4

6. Current Rate and FICO

	%	%	%	%	%	%	%	%	%
Current Rate and FICO	Unavailable	<=450	451-500	501-550	551-600	601-650	651-700	701-750	751-800
4.51 - 5.00	0.0	0.0	0.0	0.0	0.1	0.0	0.1	0.0	0.0
5.01 - 5.50	0.0	0.0	0.0	0.0	0.2	1.0	1.0	0.5	0.2
5.51 - 6.00	0.0	0.0	0.0	0.0	1.1	4.6	4.4	1.9	0.4
6.01 - 6.50	0.0	0.0	0.0	0.1	2.2	6.5	5.5	1.8	0.6
6.51 - 7.00	0.0	0.0	0.0	0.7	4.4	13.4	6.2	1.8	0.5
7.01 - 7.50	0.0	0.0	0.0	0.8	4.1	6.8	2.2	0.5	0.2
7.51 - 8.00	0.0	0.0	0.0	1.2	4.1	3.6	1.2	0.3	0.1
8.01 - 8.50	0.0	0.0	0.0	0.9	1.8	1.1	0.4	0.1	0.0
8.51 - 9.00	0.0	0.0	0.0	1.2	1.7	0.9	0.4	0.2	0.0
9.01 - 9.50	0.0	0.0	0.0	0.6	0.6	0.4	0.2	0.1	0.0
9.51 - 10.00	0.0	0.0	0.0	0.4	0.5	0.4	0.3	0.1	0.1
10.01 - 10.50	0.0	0.0	0.0	0.0	0.2	0.3	0.2	0.2	0.0
10.51 - 11.00	0.0	0.0	0.0	0.1	0.1	0.5	0.5	0.0	0.0
11.01 - 11.50	0.0	0.0	0.0	0.0	0.1	0.2	0.3	0.0	0.0
11.51 >=	0.0	0.0	0.0	0.0	0.2	0.2	0.0	0.0	0.0
Total:	0.0	0.0	0.0	6.1	21.4	39.9	22.8	7.5	2.1

							%	%	%	%
	%	%	Original			Avg	Reduced	Stated	Interest	Silent
Current Rate and FICO	801-850	Total	LTV	WAC	Margin	Balance	Doc	Stated	Only	Second
4.51 - 5.00	0.0	0.2	66.9	4.98	4.34	260,651	0.0	0.0	0.1	0.1
5.01 - 5.50	0.0	2.9	78.8	5.34	5.02	203,335	0.4	0.1	1.2	1.9
5.51 - 6.00	0.0	12.4	79.2	5.83	5.39	207,492	2.3	1.1	5.0	8.1
6.01 - 6.50	0.0	16.7	80.0	6.32	5.69	187,735	3.0	2.6	6.0	9.8
6.51 - 7.00	0.0	27.1	80.6	6.80	6.30	193,399	4.7	7.0	7.6	13.0
7.01 - 7.50	0.0	14.6	81.4	7.28	6.45	166,423	2.5	3.7	2.5	5.9
7.51 - 8.00	0.0	10.5	83.1	7.79	6.82	149,607	1.9	2.5	0.8	3.1
8.01 - 8.50	0.0	4.4	84.4	8.29	7.16	130,299	0.5	1.1	0.5	1.2
8.51 - 9.00	0.0	4.5	85.3	8.77	7.55	102,144	0.7	1.1	0.3	1.1
9.01 - 9.50	0.0	1.8	84.9	9.28	8.00	87,806	0.3	0.5	0.0	0.4
9.51 - 10.00	0.0	1.7	88.4	9.80	8.21	67,124	0.4	0.5	0.1	0.3
10.01 - 10.50	0.0	1.0	86.7	10.30	6.22	63,083	0.3	0.3	0.2	0.5
10.51 - 11.00	0.0	1.3	87.3	10.72	5.18	66,381	0.2	0.6	0.4	0.5
11.01 - 11.50	0.0	0.6	86.3	11.19	5.36	56,312	0.1	0.4	0.1	0.3
11.51 >=	0.0	0.4	94.9	12.05	6.99	23,542	0.1	0.0	0.0	0.0
Total:	0.1	100.0	81.4	7.11	6.21	154,309	17.3	21.4	24.8	46.0

7. Mortgage Rates & LTV

								LTV >
Mortgage Rates & LTV	LTV <= 40	40.01-50	50.01-60	60.01-70	70.01-80	80.01-90	90.01-100	100.0
4.501 - 5.000	0.1	0.0	0.0	0.0	0.1	0.0	0.0	0.0
5.001 - 5.500	0.0	0.0	0.1	0.1	2.1	0.4	0.1	0.0
5.501 - 6.000	0.0	0.1	0.2	0.7	9.2	2.1	0.1	0.0
6.001 - 6.500	0.1	0.0	0.3	1.1	10.9	3.8	0.5	0.0
6.501 - 7.000	0.1	0.2	0.7	1.5	15.7	8.0	0.9	0.0
7.001 - 7.500	0.1	0.1	0.4	1.1	7.1	4.8	1.1	0.0
7.501 - 8.000	0.0	0.0	0.2	0.9	3.6	4.3	1.4	0.0
8.001 - 8.500	0.0	0.0	0.1	0.3	1.3	1.9	0.8	0.0
8.501 - 9.000	0.0	0.0	0.1	0.3	1.2	1.6	1.2	0.0
9.001 - 9.500	0.0	0.0	0.1	0.2	0.4	0.5	0.6	0.0
9.501 - 10.000	0.0	0.0	0.1	0.2	0.3	0.4	0.8	0.0
10.001 - 10.500	0.0	0.0	0.0	0.0	0.6	0.0	0.4	0.0
10.501 - 11.000	0.0	0.0	0.0	0.1	0.6	0.1	0.6	0.0
11.001 - 11.500	0.0	0.0	0.0	0.0	0.3	0.0	0.2	0.0
11.501 >=	0.0	0.0	0.0	0.0	0.0	0.0	0.4	0.0
Total:	0.5	0.5	2.2	6.5	53.4	28.0	8.9	0.0

		Avg		Avg	Reduced	Stated	Interest	Silent
Mortgage Rates & LTV	Total	FICO	Margin	Balance	Doc	Stated	Only	Second
4.501 - 5.000	0.2	643	4.34	260,651	0.0	0.0	0.1	0.1
5.001 - 5.500	2.9	668	5.02	203,335	0.4	0.1	1.2	1.9
5.501 - 6.000	12.4	658	5.39	207,492	2.3	1.1	5.0	8.1
6.001 - 6.500	16.7	651	5.69	187,735	3.0	2.6	6.0	9.8
6.501 - 7.000	27.1	636	6.30	193,399	4.7	7.0	7.6	13.0
7.001 - 7.500	14.6	619	6.45	166,423	2.5	3.7	2.5	5.9
7.501 - 8.000	10.5	606	6.82	149,607	1.9	2.5	0.8	3.1
8.001 - 8.500	4.4	594	7.16	130,299	0.5	1.1	0.5	1.2
8.501 - 9.000	4.5	592	7.55	102,144	0.7	1.1	0.3	1.1
9.001 - 9.500	1.8	589	8.00	87,806	0.3	0.5	0.0	0.4
9.501 - 10.000	1.7	606	8.21	67,124	0.4	0.5	0.1	0.3
10.001 - 10.500	1.0	636	6.22	63,083	0.3	0.3	0.2	0.5
10.501 - 11.000	1.3	630	5.18	66,381	0.2	0.6	0.4	0.5
11.001 - 11.500	0.6	638	5.36	56,312	0.1	0.4	0.1	0.3
11.501 >=	0.4	599	6.99	23,542	0.1	0.0	0.0	0.0
Total:	100.0	631	6.21	154,309	17.3	21.4	24.8	46.0

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

DERIVED 5/17/05

$16,675,000

Class M-7

Mezzanine Certificates Offered

(Approximate)

$12,650,000

Class B-2

Subordinate Certificates Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

#

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

CDR Analysis

The tables below show the Collateral Loss to Maturity and the Weighted-Average Life (WAL) of the referenced class at the Breakeven Constant Default Rate (CDR).  The Breakeven CDR is the highest CDR that can be sustained without a writedown to the referenced class assuming:

•

100% of the Prospectus Prepayment Curve (PPC)

•

Forward LIBOR and Forward LIBOR plus 200 Basis Points

•

Delinquency Trigger Fails (no stepdown)

•

45 % and 55% Loss Severity

•

12-Month Lag from Default to Loss

#

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

CDR Analysis

The tables below show the Collateral Loss to Maturity and the Weighted-Average Life (WAL) of the referenced class at the Breakeven Constant Default Rate (CDR).  The Breakeven CDR is the highest CDR that can be sustained without a writedown to the referenced class assuming:

•

65% of the Prospectus Prepayment Curve (PPC)

•

Forward LIBOR and Forward LIBOR plus 200 Basis Points

•

Delinquency Trigger Fails (no stepdown)

•

45 % and 55% Loss Severity

•

12-Month Lag from Default to Loss

#

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

Appendix

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

Forward Libor:

#

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

DERIVED 5/17/05

$16,675,000

Class M-7

Mezzanine Certificates Offered

(Approximate)

$12,650,000

Class B-2

Subordinate Certificates Offered

(Approximate)

$1,148,275,100

TOTAL CERTIFICATES OFFERED & NON-OFFERED

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

#

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

CDR Analysis

The tables below show the Collateral Loss to Maturity and the Weighted-Average Life (WAL) of the referenced class at the Breakeven Constant Default Rate (CDR).  The Breakeven CDR is the highest CDR that can be sustained without a writedown to the referenced class assuming:

•

100% of the Prospectus Prepayment Curve (PPC)

•

Forward LIBOR and Forward LIBOR plus 200 Basis Points

•

Delinquency Trigger Fails (no stepdown)

•

45 % and 55% Loss Severity

•

12-Month Lag from Default to Loss

#

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

CDR Analysis

The tables below show the Collateral Loss to Maturity and the Weighted-Average Life (WAL) of the referenced class at the Breakeven Constant Default Rate (CDR).  The Breakeven CDR is the highest CDR that can be sustained without a writedown to the referenced class assuming:

•

65% of the Prospectus Prepayment Curve (PPC)

•

Forward LIBOR and Forward LIBOR plus 200 Basis Points

•

Delinquency Trigger Fails (no stepdown)

•

45 % and 55% Loss Severity

•

12-Month Lag from Default to Loss

#

CSFB                               CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

Appendix

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

Forward Libor:

#